SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement             |_|  Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    DVL, INC.
                                    ---------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies: N/A

      (2)   Aggregate number of securities to which transaction applies: N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A

      (4)   Proposed maximum aggregate value of transaction: N/A

      (5)   Total fee paid: N/A

|_|  Fee paid previously with preliminary materials: N/A

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid: N/A

      (2)   Form, Schedule or Registration Statement no.: N/A

      (3)   Filing Party: N/A

      (4)   Date Filed: N/A

                                    DVL, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 1, 2000


TO THE STOCKHOLDERS OF DVL, INC:


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of DVL, Inc., a Delaware corporation (the "Company"), will be held at 575 Madison Avenue, 11th Floor, New York, New York 10022, on Tuesday, February 1, 2000 at 10:30 A.M., Local Time, to consider and act upon the following:


      1. To elect three directors of the Company until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

      2. To approve an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of capital stock of the Company from 40,000,100 to 95,000,100 in order to (a) increase the number of authorized shares of the Company's Common Stock, $.01 par value (the "Common Stock") from 40,000,000 to 90,000,000, and (b) authorize 5,000,000 shares of "blank check" preferred stock, $.01 par value;

      3. To approve various amendments to the Company's Certificate of Incorporation to bring it into conformity with contemporary corporate legal practices and to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes;

      4. To approve various amendments to the Company's By-laws to bring them into conformity with contemporary corporate legal practices and to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes;

      5. To approve an amendment to the Company's 1996 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of the Company's Common Stock available under the Stock Option Plan by an aggregate of 1,000,000 shares;

      6. To ratify the selection of Richard A. Eisner & Company, LLP as independent auditors of the Company for the 1999 fiscal year; and

      7. To consider and act upon such other matters as may properly come before the Meeting or any adjournment thereof.


      Only stockholders of record of the Company's Common Stock at the close of business on December 6, 1999 shall be entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof. A list of the stockholders of the Company as of the close of business on December 6, 1999 will be available for inspection during business hours for ten days prior to the Meeting at the Company's principal executive offices located at 70 East 55th Street, 7th Floor, New York, New York 10022. A Proxy and a Proxy Statement for the Meeting are enclosed herewith.

      All stockholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Meeting. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                                        By Order of the Board of Directors

                                        JAY THAILER
                                        Secretary


Dated: December 8, 1999


                                    IMPORTANT

      THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                    DVL, INC.
                         70 East 55th Street, 7th Floor
                            New York, New York 10022


                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                                February 1, 2000


                                     GENERAL


            This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DVL, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company which will be held at 575 Madison Avenue, 11th Floor, New York, New York 10022, on Tuesday, February 1, 2000 at 10:30 A.M., Local Time, and any adjournment or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

            The principal executive offices of the Company are located at 70 East 55th Street, 7th Floor, New York, New York 10022. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is December 8, 1999.


            A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted (i) FOR the election as directors of persons who have been nominated by the Board of Directors, (ii) FOR the approval of an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of capital stock of the Company from 40,000,100 to 95,000,100 in order to (a) increase the number of authorized shares of the Company's Common Stock, $.01 par value (the "Common Stock"), from 40,000,000 to 90,000,000, and (b) authorize 5,000,000 shares of
"blank check" preferred stock, $.01 par value (the "Preferred Stock"), (iii) FOR the approval of various amendments to the Certificate of Incorporation, (iv) FOR the approval of various amendments to the Company's By-laws, (v) FOR the approval of an amendment to the Company's 1996 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of the Company's Common Stock available under the Stock Option Plan by an aggregate of 1,000,000 shares, (vi) FOR the ratification of the selection of Richard A. Eisner & Company, LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the 1999 fiscal year, and (vii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

                                VOTING SECURITIES


            Stockholders of record as of the close of business on December 6, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were outstanding 16,560,450 shares of the Company's Common Stock and 100 shares of the Company's Class A Preferred Stock, par value $10.00 per share (the "Class A Preferred Stock"). The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such holder.


            In addition to the three incumbent directors to be nominated for re-election at the Meeting (the "general purpose directors"), who have all of the powers normally granted to corporate directors, the Company has one special purpose director, who was elected in September, 1996 by the holder of the

Class A Preferred Stock (the "Preferred A Holder"). The Preferred A Holder has no voting rights, other than the right to elect the special purpose director, and thus has no right to vote with respect to the election of the general purpose directors at the Meeting. The special purpose director has no right to vote at meetings of the Board, except as to Bankruptcy Matters (as such term is defined in the Certificate of Incorporation), and did not participate in the selection of the nominees for general purpose directors presented in this Proxy Statement. References herein to solicitation of proxies by the "Board" or the "Board of Directors" do not include the special purpose director. While neither the Certificate of Incorporation nor By-laws of the Company refers to the general purpose directors by that designation, they are so designated in this Proxy Statement where necessary in order to differentiate them from the special purpose director.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

            At the Meeting, three directors are to be elected to serve until the next annual meeting of stockholders and until their successors shall be duly elected and shall qualify. Unless otherwise specified, all proxies received will be voted in favor of the election of the three nominees of the Board of Directors named below as directors of the Company. All of the three nominees are presently directors of the Company. The term of the current directors expires at the Meeting. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board of Directors.

            Assuming a quorum is present, a vote of a plurality of the votes cast at the Meeting, in person or by proxy, is required to elect each of the nominees as a director. Abstentions and broker non-votes are not counted as votes cast.

            The following table sets forth the names of the nominees, their ages, and their current positions with the Company:

Name                               Age       Title
----                               ---       -----


Myron Rosenberg                    71        Director

Frederick E. Smithline             68        Chairman of the Board and Director


Allen Yudell                       59        Director


            Myron Rosenberg has served as a director of the Company since 1973. Mr. Rosenberg is currently a financial consultant. Through December 1996, Mr. Rosenberg served as Executive Vice President of Rosenthal & Rosenthal, Inc., New York, New York, a commercial finance concern, where he had been employed since 1961. He is currently also a director of Deotexis, Inc. and Magna-Lab, Inc.

            Frederick E. Smithline has served as Chairman of the Board of the Company since 1990 and as a director since 1982. From September 1989 to May 1996, Mr. Smithline was of counsel to the law firm of Epstein, Becker & Green, P.C., New York, New York. He is currently in private practice as an attorney.


            Allen Yudell has served as a director of the Company since September 1996. From 1967 to 1991, Mr. Yudell was President of Delco Development Corporation. From 1992 to 1996, Mr. Yudell was a Vice President of Unidell Realty Corp., and he is currently a consultant to Unidell. Delco and

Unidell are shopping center development companies based in Boca Raton, Florida. Mr. Yudell is also a member of the International Council of Shopping Centers.

            In addition to three regular directors, who are elected by the holders of Common Stock and who have all of the powers normally granted to corporate directors, the Company has one special purpose director, who was elected in 1996 by the Preferred A Holder. The special purpose director has no right to vote at meetings of the Board, except as to Bankruptcy Matters (as such term is defined in the Certificate of Incorporation).

            Keith B. Stein (age 42) has been a special purpose director of the Company since September 1996. Mr. Stein is the Chairman of the Board and Chief Executive Officer of National Auto Finance Company, Inc. (NASDAQ/OTC: NAFI), a specialty automobile finance company at which he has held several senior executive management positions since October 1994. From March 1993 to September 1994, he served as Senior Vice President, Secretary and General Counsel of WestPoint Stevens, Inc., a textile company, after having served the same company from October 1992 to February 1993 in the capacity of Acting General Counsel and Secretary. From May 1989 to February 1993, Mr. Stein was associated with the law firm of Weil, Gotshal & Manges LLP. Mr. Stein is an affiliate of NPM Capital LLC ("NPM"), which along with certain of its affiliates consummated a multi-faceted transaction with the Company in September 1996; for information regarding this transaction, see "Related Transactions" below.

            During 1998, the Board of Directors of the Company held eight meetings. Each director of the company attended at least 75% of those meetings.

            The full Board of Directors also acts in the stead of an audit committee and a compensation committee. In its role in place of the audit committee, the Board reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews certain filings with the Securities and Exchange Commission and the need for internal auditing procedures and the adequacy of internal controls. In its role in the place of a compensation committee, the Board determines executive compensation and reviews transactions between the Company and its affiliates. The Company does not have a standing nominating committee. There are no family relationships between any of the directors or executive officers of the Company.

Executive Officers

      Set forth below is certain information regarding the executive officers of the Company:

Name                     Age       Current Position
----                     ---       ----------------

Alan E. Casnoff          55        President

Gary Flicker             40        Executive Vice President and Chief Financial
                                   Officer

            Officers serve at the discretion of the Board of Directors. See "Executive Compensation - Employment Contracts and Arrangements" for a description of certain employment arrangements of executive officers.

            Alan E. Casnoff has served as President of the Company since November 1994, and was a director from October 1991 to September 1996. Mr. Casnoff served as Executive Vice president of the Company from October 1991 to November 1994. Mr. Casnoff had maintained his other business interests during this period and thus had devoted less than full time to the business affairs of the Company. From June 1992 to June 1997, Mr. Casnoff was of counsel to the Philadelphia, Pennsylvania law firm of Fox, Rothschild, O'Brien & Frankel. Since May 1991, Mr. Casnoff has also served as a director of Kenbee Management, Inc. ("Kenbee"), an affiliate of the Company, and as President of Kenbee since November

1994. Since 1977, Mr. Casnoff has also been a partner of P&A Associates, a private real estate development firm headquartered in Philadelphia, Pennsylvania. In July 1997, Mr. Casnoff became of counsel to the Philadelphia, Pennsylvania law firm of Saul, Ewing, Remick & Saul, previous legal counsel to the Company and Kenbee.

            Gary Flicker has been the Chief Financial Officer of the Company since April 1997 and has been the Executive Vice President since September 1998. Mr. Flicker was a Vice President of the Company from April 1997 to September 1998. Mr. Flicker is a Certified Public Accountant. From January 1996 to April 1997, he was a financial consultant, performing acquisition analysis and financial reporting consulting services. From November 1985 to November 1994, he was Vice President - Director of Real Estate Accounting and Financial Analysis with Integrated Resources, Inc. ("Integrated"), a publicly-held real estate investment company. In February 1990, Integrated filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code, and the proceeding was concluded in November 1994. Thereafter, until December 1995, Mr. Flicker served as Senior Real Estate Controller for Concurrency Management, Inc. which was engaged by Integrated's successor to perform management services.

                               SECURITY OWNERSHIP


            The following table sets forth certain information as of November 15, 1999 regarding the ownership of Common Stock of the Company by each person who is known to the management of the Company to have been the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

Name and Address of        Amount and Nature of
 Beneficial Owner          Beneficial Ownership             Percent of Class*
 ----------------          --------------------             -----------------


Lawrence J. Cohen             3,351,388 (1)(4)                    17.0%

Milton Neustadter             1,973,991 (1)(5)                    10.7%

Jay Chazanoff                 3,142,948 (2)(6)                    16.1%

Ron Jacobs                    2,941,860 (2)(7)                    15.2%

Stephen Simms                 2,941,859 (2)(8)                    15.2%

Keith B. Stein                3,039,303 (3)(9)                    15.6%

Robert W. Barron              2,772,926 (3)(10)                   14.4%

Adam Frieman                  2,661,212 (3)(11)                   13.9%

Peter Offerman                2,584,567 (3)(12)                   13.5%

Joseph Huston                 2,555,875 (3)(13)                   13.4%

Jan Sirota                    2,584,567 (3)(14)                   13.5%

Neal Polan                    2,584,567 (3)(15)                   13.5%

Michael Zarriello             2,584,567 (3)(16)                   13.5%

Mark Mahoney                  2,572,925 (3)(17)                   13.4%

The SIII Associates
Limited Partnership,
Third Addison Park
Corporation and Gary L.
Shapiro                       3,914,446 (3)(18)                   19.3%


NOTES TO TABLE

* In each instance where a named individual is listed as the holder of a currently exercisable option or warrant, the shares which may be acquired upon exercise thereof have been deemed outstanding for the purpose of computing the percentage owned by such person, but not for the purpose of computing the percentage owned by any other person, except with respect to options or warrants held by other members of a Holder's Holder Group. An option or warrant is deemed to be currently exercisable if it may be exercised within 60 days. The number of Warrants attributed to each Holder herein is based upon the number originally issued, and is subject to adjustment to eliminate any possible dilution, as described in "Changes of Control" below.

(1) As described in detail below in "Changes of Control", such persons are members of the Pembroke Group (as defined in "Changes of Control" below), and said persons share dispositive power with each other as to 1,689,629 shares of the Company's Common Stock issuable to the members of the Pembroke Group upon the exercise of Warrants by such members, which shares constitute 50.1% of all of the shares issuable to the members of the Pembroke Group upon the exercise of Warrants. The address of each member of the Pembroke Group is c/o Lawrence J. Cohen, 70 East 55th Street, Seventh Floor, New York, NY 10022. The members of the Pembroke Group explicitly disclaim beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Pembroke Group.

(2) As described in detail below in "Changes of Control", such persons are members of the Millennium Group (as defined in "Changes of Control" below), and said persons share dispositive power with each other as to 2,172,275 shares of the Company's Common Stock issuable to the members of the Millenium Group upon the exercise of Warrants by such members, which shares constitute 50.1% of all of the shares issuable to the members of the Millenium Group upon the exercise of Warrants. The address of each member of the Millennium Group is c/o Lawrence
J. Cohen, 70 East 55th Street, Seventh Floor, New York, NY 10022. The members of the Millennium Group explicitly disclaim beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Millenium Group.

(3) As described in detail below in "Changes of Control", such persons are members of the Florida Group (as defined in "Changes in Control" below), and said persons share dispositive power with each other as to 2,498,498 shares of the Company's Common Stock issuable to the members of the Florida Group upon the exercise of Warrants (as defined in "Changes in Control" below) by such members, which shares constitute 50.1% of all of the shares issuable to the members of the Florida Group upon the exercise of Warrants. The address of each member of the Florida Group is c/o Keith Stein, 70 East 55th Street, Seventh Floor, New York, NY 10022.

(4) Based upon a Schedule 13D, as amended, as filed with the Securities and Exchange Commission (the "Commission") on November 18, 1999, Mr. Cohen possesses: (i) the sole power to vote 3,104,540 shares of Common Stock, which includes 2,879,802 shares of Common Stock issuable upon exercise of Warrants;
(ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 1,661,759 shares of Common Stock, which includes 1,437,021 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other member of the Pembroke Group to dispose of 1,689,629 shares of Common Stock, which includes 1,442,781 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Cohen and 246,848 shares of Common Stock issuable upon exercise of Warrants held by the other member of the Pembroke Group. Mr. Cohen explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other member of the Pembroke Group.

(5) Based upon a Schedule 13D, as amended, as filed with the Commission on November 18, 1999, Mr. Neustadter possesses: (i) the sole power to vote 531,210 shares of Common Stock, which includes 492,710 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock;
(iii) the sole power to dispose of 284,362 shares of Common Stock, which includes 245,862 shares of Common Stock issuable upon exercise of Warrants; and
(iv) shared power with the other member of the Pembroke Group to dispose of 1,689,629 shares of Common Stock, which includes 246,848 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Neustadter and 1,442,781 shares of Common Stock issuable upon exercise of Warrants held by the other member of the Pembroke Group. Mr. Neustadter explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other member of the Pembroke Group.

(6) Based upon a Schedule 13D, as amended, as filed with the Commission on November 18, 1999, Mr. Chazanoff possesses: (i) the sole power to vote 1,811,156 shares of Common Stock, which includes 1,677,610 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock;
(iii) the sole power to dispose of 970,673 shares of Common Stock, which includes 837,127 shares of Common Stock issuable upon exercise of Warrants; and
(iv) shared power with the other members of the Millennium Group to dispose of 2,172,275 shares of Common Stock, which includes 840,483 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Chazanoff and 1,331,792 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Millennium Group. Mr. Chazanoff explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Millennium Group.

(7) Based upon a Schedule 13D, as amended, as filed with the Commission on November 18, 1999, Mr. Jacobs possesses: (i) the sole power to vote 1,435,481 shares of Common Stock, which includes 1,329,134 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock;
(iii) the sole power to dispose of 769,585 shares of Common Stock, which includes 1,329,134 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Millennium Group to dispose of 2,172,275 shares of Common Stock, which includes 665,896 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Jacobs and 1,506,379 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Millennium Group. Mr. Jacobs explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Millennium Group.

(8) Based upon a Schedule 13D, as amended, as filed with the Commission on November 18, 1999, Mr. Simms possesses: (i) the sole power to vote 1,435,480 shares of Common Stock, which includes 1,329,134 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock;
(iii) the sole power to dispose of 769,584 shares of Common Stock, which includes 663,238 shares of Common Stock issuable upon exercise of Warrants; and
(iv) shared power with the other members of the Millennium Group to dispose of 2,172,275 shares of Common Stock, which includes 665,896 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Simms and 1,506,379 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Millennium Group. Mr. Simms explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Millennium Group.

(9) Based upon a Schedule 13D, as amended, as filed with the Commission on November 18, 1999, Mr. Stein possesses: (i) the sole power to vote 1,006,963 shares of Common Stock, which includes 930,456 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock;
(iii) the sole power to dispose of 540,805 shares of Common Stock, which includes 464,298 shares of Common Stock issuable upon exercise of Warrants; and
(iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 466,158 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Stein and 2,032,340 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group. Mr. Stein explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Florida Group.

(10) To the Company's knowledge, Mr. Barron possesses: (i) the sole power to vote 512,687 shares of Common Stock, which includes 475,567 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 274,428 shares of Common Stock, which includes 237,308 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 238,259 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Barron and 2,260,239 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(11) To the Company's knowledge, Mr. Frieman possesses: (i) the sole power to vote 314,391 shares of Common Stock, which includes 302,749 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 162,714 shares of Common Stock, which includes 151,072 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 151,677 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Frieman and 2,346,821 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(12) To the Company's knowledge, Mr. Offerman possesses: (i) the sole power to vote 160,795 shares of Common Stock, which includes 149,153 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 86,069 shares of Common Stock, which includes {579,922} 74,427 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 74,726 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Offerman and 2,423,772 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(13) To the Company's knowledge, Mr. Huston possesses: (i) the sole power to vote 107,192 shares of Common Stock, which includes 99,431 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 57,377 shares of Common Stock, which includes 49,616 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 49,815 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Huston and 2,448,683 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(14) To the Company's knowledge, Mr. Sirota possesses: (i) the sole power to vote 160,795 shares of Common Stock, which includes 149,153 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 86,069 shares of Common Stock, which includes 74,427 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 74,726 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Sirota and 2,423,772 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(15) To the Company's knowledge, Mr. Polan possesses: (i) the sole power to vote 160,795 shares of Common Stock, which includes 149,153 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 86,069 shares of Common Stock, which includes 74,427 shares of Common Stock issuable upon exercise of Warrants; and
(iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 74,726 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Polan and 2,423,772 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(16) To the Company's knowledge, Mr. Zarriello possesses: (i) the sole power to vote 160,795 shares of Common Stock, which includes 149,153 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 86,069 shares of Common Stock, which includes 74,427 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 74,726 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Zarriello and 2,423,772 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(17) To the Company's knowledge, Mr. Mahoney possesses: (i) the sole power to vote 149,153 shares of Common Stock, which includes 149,153 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 74,427 shares of Common Stock, which includes 74,427 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 74,726 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Mahoney and 2,423,772 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group.

(18) To the Company's knowledge, the SIII Associates Limited Partnership possesses: (i) the sole power to vote 2,634,908 shares of Common Stock, which includes 2,433,054 shares of Common Stock issuable upon exercise of Warrants;
(ii) shared power to vote 0 shares of Common Stock; (iii) the sole power to dispose of 1,415,948 shares of Common Stock, which includes 1,214,094 shares of Common Stock issuable upon exercise of Warrants; and (iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 1,218,960 shares of Common Stock issuable upon the exercise of Warrants held by the SIII Associates Limited Partnership and 1,279,538 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group. Third Addison Park Corporation is the general partner of the SIII Associates Limited Partnership, and Gary L. Shapiro is the chief executive officer of Third Addison Park Corporation.

      The following table sets forth certain information as of November 15, 1999 regarding ownership of Common Stock by (i) each director and nominee for director, (ii) each of the executive officers named in the Summary Compensation Table contained herein, and (iii) all executive officers and directors as a group (7 persons). Unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares set forth opposite such stockholder's name. All persons listed below have an address c/o the Company's principal executive offices in New York.


Name of                          Amount and Nature of            Percentage
Beneficial Owner (1)             Beneficial Ownership             of Class*
--------------------             --------------------             ---------


Daniel Baldwin                               0 (2)                    **
Alan E. Casnoff                        585,000 (3)                   3.5%
Gary Flicker                           100,000 (4)                    **
Myron Rosenberg                        218,854 (5)                   1.3%
Frederick E. Smithline                  87,550 (6)                    **
Keith B. Stein                       3,039,303 (7)                  15.6%
Allen Yudell                            45,000 (8)                    **
All current directors
and executive officers
as a group (7 persons)               4,075,707 (9)                  20.5%


      * In each instance where a named individual is listed as the holder of a currently exercisable option or warrant, the shares which may be acquired upon exercise thereof have been deemed outstanding for the purpose of computing the percentage owned by such person, but not for the purpose of computing the percentage owned by any other person, except the group referred to in note 9. An option or warrant is deemed to be currently exercisable if it may be exercised within 60 days.

      ** Less than 1%

(1) Messrs. Casnoff and Flicker are executive officers of the Company. Messrs. Rosenberg, Smithline and Yudell are the regular directors, and Mr. Stein is the special purpose director. Mr. Baldwin was an executive officer until August 27, 1998.

(2) Excludes options to purchase 50,000 shares which expired on August 27, 1999.

(3) Excludes 480 shares held by Mr. Casnoff's adult son, as to which shares Mr. Casnoff disclaims beneficial ownership. Includes 26,000 shares owned by a corporation partially owned and controlled by Mr. Casnoff, and 375,000 shares which may be acquired upon the exercise of currently exercisable options.

(4) Represents 100,000 shares which may be acquired upon the exercise of currently exercisable options.

(5) Includes 4,300 shares held by Mr. Rosenberg's wife, as to which shares he disclaims beneficial ownership, and 30,000 shares which may be acquired upon the exercise of currently exercisable options.

(6) Includes 550 shares held by Mr. Smithline and his brother as tenants-in-common and 6,000 shares held by Mr. Smithline's wife, as to which 6,000 shares Mr. Smithline disclaims beneficial ownership. Also includes 30,000 shares which may be acquired upon the exercise of currently exercisable options.

(7) Based upon a Schedule 13D, as amended, as filed with the Commission on November 18, 1999, Mr. Stein possesses: (i) the sole power to vote 1,006,963 shares of Common Stock, which includes 930,456 shares of Common Stock issuable upon exercise of Warrants; (ii) shared power to vote 0 shares of Common Stock;
(iii) the sole power to dispose of 540,805 shares of Common Stock, which includes 464,298 shares of Common Stock issuable upon exercise of Warrants; and
(iv) shared power with the other members of the Florida Group to dispose of 2,498,498 shares of Common Stock, which includes 466,158 shares of Common Stock issuable upon the exercise of Warrants held by Mr. Stein and 2,032,340 shares of Common Stock issuable upon exercise of Warrants held by the other members of the Florida Group. Mr. Stein explicitly disclaims beneficial ownership of all of the shares of Common Stock and Warrants (and shares of Common Stock issuable upon exercise of Warrants) owned by the other members of the Florida Group.


(8) Represents 45,000 shares which may be acquired upon the exercise of currently exercisable options.

(9) Number of shares and percentage owned includes 4,020,447 shares which may be acquired through exercise of currently exercisable options and Warrants held by certain of the named persons. The number of outstanding shares for the purpose of computation of percentage of ownership by the group includes such shares.

Changes in Control

      In connection with the original loan by NPM in September 1996, the Company issued to, or for the benefit of, the members of the Florida Group (who are affiliates of NPM) and the Pembroke and Millenium Groups (who are affiliates of NPM and NPO Management LLC ("NPO")), warrants (the "Warrants") to purchase such number of shares of Common Stock as, when added to the 1,000,000 shares issued to the members of the Holder Groups contemporaneously with the Warrants, represent rights to acquire up to 49% of the outstanding Common Stock on a fully diluted basis. In accordance with their terms, the Warrants were not exercisable prior to January 1999 and expire after December 31, 2007. Pursuant to a stockholders agreement (the "Agreement") entered into among each of the parties that acquired the Warrants (each, a "Holder"), such parties agreed, among other things, that the Warrants may not be exercised until September 27, 1999. If and at such time as any or all of the Warrants are exercised, it is possible that a "change in control" of the Company, within the meaning of applicable rules and regulations under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), may be deemed to occur, depending upon the extent of exercise.

      Pursuant to the Agreement, the Holders have agreed to certain limitations on the disposition of Common Stock and Warrants owned or held by them, which are described below. The Holders presently have rights of first refusal/first offer with respect to the disposition of shares of Common Stock and Warrants held by other Holders (unless the disposition is made to certain specified affiliates of a Holder). Subject to the above-mentioned rights of first refusal/first offer and certain other limitations, (i) through September 27, 1999, a Holder may dispose of up to one-half (or more subject to the consent of a majority of the Holders in such Holder's Holder Group) of his shares of Common Stock and (ii) after September 27, 1999, a Holder may dispose of all of his or its shares of Common Stock (excluding shares issuable upon exercise of Warrants). A Holder may not dispose of his Warrants (except to another Holder or certain specified affiliates of a Holder) or convert, exercise or exchange any of such Warrants until after September 27, 1999. After September 27, 1999, subject to the above-mentioned rights of first refusal/first offer and certain other limitations, a Holder may dispose of up to an aggregate of 49.9% (or more, subject to the consent of a majority of the other Holders in such Holder's Holder Group) of his shares of Common Stock issuable upon exercise of his Warrants after giving effect to conversion, exercise or exchange of such Warrants. The "Holder Groups" consist of the "Millenium Group", the "Pembroke Group" and the "Florida Group". The members of the Millenium Group are Jay Chazanoff, Ron Jacobs and Stephen Simms. The members of the Pembroke Group are Lawrence J. Cohen and Milton Neustadter. The members of the Florida Group are Stephen L. Gurba, Peter Offermann, Joseph Huston, Jan Sirota, Neal Polan, Michael Zarriello, Adam Frieman, Mark Mahoney, Keith B. Stein, Robert W. Barron and Gary Shapiro (through his holdings in The SIII Associates Limited Partnership and Third Addison Park Corporation). For further information regarding the foregoing, see "Related Transactions" below.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own greater than 10% of a registered class of the Company's equity securities to file certain reports ("Section 16 Reports") with the Securities and Exchange Commission with respect to ownership and changes in ownership of the Common Stock and other equity securities of the Company. Based solely on the Company's review of the Section 16 Reports furnished to the Company and written representations from certain reporting persons, all Section 16(a) requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to 1998 were complied with except as follows: Alan Casnoff, Gary Flicker and Daniel Baldwin each failed to file a Form 5 with respect to 25,000 stock options received by each of them on January 9, 1998. Alan Yudell, Myron Rosenberg and Fred Smithline each failed to file a Form 5 with respect to 15,000 stock options received by each of them on September 17, 1998.

                             EXECUTIVE COMPENSATION

            The following table sets forth all compensation awarded to, earned by or paid to the following persons for services rendered to the Company in 1998 and (if applicable) in 1997 and 1996: (1) the person serving as the Company's chief executive officer during 1998; and (2) those other persons who were serving as executive officers as of the end of 1998 whose compensation exceeded $100,000 during 1998.

                           Summary Compensation Table

                                                                                                           Long-Term
                                                          Annual Compensation                         Compensation Awards
                                             -------------------------------------------        -------------------------------
                                                                                                 Securities
                                                                            Other Annual         Underlying
         Name                    Year         Salary           Bonus        Compensation        Options/SARs       LTIP Payouts
---------------------            ----        --------        --------       ------------        ------------       ------------
Alan E. Casnoff                  1998        $120,000              --              --             25,000(4)              --
President and Chief              1997         186,500              --              --             50,000(4)              --
Executive Officer                1996         300,000              --              --            300,000(5)              --

Gary Flicker                     1998        $125,000        $ 15,000              --             25,000(4)              --
Executive Vice                   1997          84,549          15,000        $ 27,123(3)          50,000(4)              --
President and Chief
Financial Officer (1)

Daniel Baldwin                   1998        $ 85,689              --              --             25,000(4)              --
Vice President,                  1997          87,437          15,000              --             25,000(4)              --
Secretary and
General Counsel (2)

(1) Mr. Flicker became Vice President and Chief Financial Officer of the Company on April 16, 1997 and Executive Vice President in September 1998. The amounts shown as his salary and bonus for 1997 represent the amounts paid to him for services rendered from April 16, 1997 through December 31, 1997.

(2) Mr. Baldwin became Vice President, Secretary and General Counsel of the Company on April 7, 1997. The amounts shown as his salary and bonus for 1997 represent amounts paid to him for services rendered from April 7, 1997 through December 31, 1997. Mr. Baldwin resigned as of August 27, 1998 as Vice President, Secretary and General Counsel of the Company. The amounts shown as his salary for 1998 represent amounts paid to him for services rendered from January 1, 1998 through August 27, 1998.

(3) Represents consulting fees paid by the Company to Mr. Flicker for consulting services during the period from February 18, 1997 through April 15, 1997.

(4) Consists of options to purchase shares of Common Stock under the 1996 Stock Option Plan granted to Messrs. Casnoff and Baldwin on April 9, 1997 and Mr. Flicker on April 17, 1997 (50,000, 25,000 and 50,000
      respectively), and options to purchase 25,000 shares granted to each of such persons on January 9, 1998 as a bonus in respect of services rendered in 1997. All of Mr. Baldwin's options expired on August 27, 1999.

(5) Represents options to purchase shares of Common Stock, granted on September 17, 1996, in exchange for preferred units (considered to be stock appreciation rights) previously granted under the Performance Plan which was terminated concurrently with the ratification and approval of the 1996 Stock Option Plan on such date.

Option Grants in Last Fiscal Year

            The following table sets forth information as to options granted in 1998 under the Stock Option Plan to the executive officers named in the Summary Compensation Table. The Stock Option Plan currently provides for the grant of options to purchase up to 1,500,000 shares of Common Stock to Employees and Non-Employee Directors (in each case as defined in the Stock Option Plan).

            The Stock Option Plan provides that any Employee wishing to exercise an option must give prior notice to the Board. If the Board determines, in its reasonable discretion, that such exercise will cause an "ownership change" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended) in the Company which would have an adverse effect on the Company's ability to use its carryforwards of net operating losses for federal income tax purposes (an "Adverse Ownership Change"), the Board shall deny approval of the exercise. If the Board determines that such exercise would not cause an Adverse Ownership Change, it shall approve the exercise. The conditions described in this paragraph are referred to below as the "Section 382 Restrictions".

            As of December 31, 1998, options to purchase 1,020,131 shares were outstanding under the Stock Option Plan and 479,869 shares were available for issuance upon exercise of options which may be granted in the future.

                                                  Individual Grants
                    ---------------------------------------------------------------------------
                                          Percentage of
                                          Total Options
                    Number of Securities    Granted to    Exercise                 Grant Date
                     Underlying Options    Employees in     Price    Expiration   Present Value
    Name (1)             Granted(1)       Fiscal Year(2)  ($/Sh)(3)     Date           (4)
------------------  --------------------  --------------  ---------  ----------   -------------
Alan E. Casnoff           25,000               30.1         0.0775    01/08/08       $1,750

Gary Flicker              25,000               30.1         0.0775    01/08/08       $1,750

Daniel Baldwin (5)        25,000               30.1         0.0775    01/08/08       $1,750

(1) Individual grants to employees become exercisable in whole or in installments, and at such times, and subject to the fulfillment of any conditions on exercisability (in addition to the Section 382 Restrictions) as may be determined by the Board of Directors or its compensation committee at the time of the grant. All options listed in the above table became exercisable upon grant, subject only to the Section 382 Restrictions. The Board of Directors or its compensation committee also have the discretion to establish provisions relating to the forfeiture of an option in connection with the employee's termination of employment with the Company, or to grant any option without a forfeiture provision. Each of the options listed in the above table provides that the option will be forfeited upon termination of employment for "cause" (as therein defined). In addition, the options granted to Messrs. Baldwin and Flicker limit the period of exercise after termination under other circumstances (except death or disability).

(2)   Total options granted to employees in fiscal year 1998 was 83,000.

(3) Represents the fair market value of the underlying shares on the date of grant (determined in accordance with the Stock Option Plan as the closing price on such date of the Common Stock on the OTC Bulletin Board.)

(4) The Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option. Accordingly, there is no assurance that the value, if any, realized by an option holder will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the Company's Common Stock price. The Black-Scholes ratio of .07 was determined using the following assumptions: a volatility of 80%, an historic average dividend yield 0% risk-free interest rate of 5.5% and a 10 year projected exercise period.

(5)   All of Mr. Baldwin's options expired on August 27, 1999.

                          Fiscal Year-End Option Values

            The following table sets forth information as to options held as of the end of 1998 by the executive officers named in the Summary Compensation Table. No options were exercised by such officers in 1998. All options held by such officers at fiscal year-end were immediately exercisable.

                      Number of Securities Underlying      Value of Unexercised
                       Unexercised Options At Fiscal       In the Money Options
Name                             Year End                   At Fiscal Year End
------------------    -------------------------------      --------------------

Alan E. Casnoff                  375,000                          $1,188
Gary Flicker                      75,000                           1,188
Daniel Baldwin (1)                50,000                           1,188

(1)   All of Mr. Baldwin's options expired on August 27, 1999.

                            Compensation of Directors

            Regular directors who are not officers or employees of the Company ("Non-Employee Directors") presently receive a director's fee of $1,500 per month, plus $500 for each audit committee meeting of the Board of Directors attended. Directors who are officers or employees of the Company receive no compensation for their services as directors or attendance at any Board of Directors or committee meetings. None of the current directors is an officer or employee. The special purpose director receives no compensation for his service as a director or attendance at any Board of Directors or committee meetings.

            On September 17, 1997 and 1998, options to purchase 15,000 shares of Common Stock were granted to each of the three directors (Messrs. Rosenberg, Smithline and Yudell). The options were granted under the Stock Option Plan, which provides for automatic grants of options for 15,000 shares to each incumbent regular director on each anniversary of the adoption of the Stock Option Plan. The options vested immediately and are exercisable for a term of ten (10) years from the date of the grant. The exercise price is equal to the fair market value on the date of the grant.

Employment Contracts and Arrangements

            Daniel Baldwin entered into an Employment Agreement with the Company, effective as of April 7, 1997, providing for his employment as Vice President, Secretary and General Counsel for a one-year term at an annual salary of $125,000, and for the grant of 25,000 stock options under the Stock Option Plan upon commencement of employment. Effective January 1, 1998, Mr. Baldwin's annual salary was increased to $130,000. The Employment Agreement with Mr. Baldwin expired on April 7, 1998 and was not renewed. However, Mr. Baldwin continued to be employed by the Company without an employment agreement as Vice President, Secretary and General Counsel until August 27, 1998, the effective date of his resignation.

            Gary Flicker entered into an Employment Agreement with the Company, effective as of April 16, 1997, providing for his employment as Vice President and Chief Financial Officer for a one-year term at an annual salary of $120,000, and for the grant of 50,000 stock options under the Stock Option Plan upon commencement of employment. Effective January 1, 1999 and 1998, Mr. Flicker's annual salary was increased to $132,500 and $125,000, respectively.

            The Employment Agreement with Mr. Flicker expired on April 16, 1998 and was not renewed. However, Mr. Flicker continues to be employed by the Company without an employment agreement as Chief Financial Officer and Executive Vice President.

            The Company also entered into indemnification agreements with Messrs. Baldwin and Flicker, effective upon commencement of their employment, contractually obligating the Company to indemnify each of them to the fullest extent permitted by applicable law in connection with the claims arising from their service to, and activities on behalf of, the Company. In addition, the Company's By-laws provide for the indemnification of directors and officers of the Company to the full extent permitted under the Delaware General Corporation Law.

             Board of Directors Interlocks and Insider Participation

            During 1998, no executive officer of the Company served as a director of or member of a compensation committee of any entity for which any of the persons serving on the Board of Directors of the Company is an executive officer.

               BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

            The Board of Directors of the Company, which acts in the stead of a formal compensation committee, is comprised of Messrs. Rosenberg, Smithline and Yudell, all of whom are independent directors. In such capacity, the Board of Directors reviews compensation of the executive officers of the Company to determine if such compensation is in line with similar organizations and determine the compensation of the executive officers of the Company.

            The Company's executive compensation program is designed to attract and retain qualified executives with competitive levels of compensation that are related to performance goals and which recognize individual initiative and accomplishments. The principal components of the Company's executive compensation program are fixed compensation in the form of base salary, variable compensation in the form of annual cash bonuses and stock options.

            The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits the deductibility of certain compensation payments to its executive officers. The Company does not have a policy requiring the Board to qualify all compensation for deductibility under this provision. The Board, however, considers the net cost to the Company in making all compensation decisions and will continue to evaluate the impact of this provision on its executive compensation.

            Base Salary. Any discretionary increases in base salary are based on an annual evaluation by the Board of the performance of the Company and each executive officer, and take into account any new responsibilities of the executive, his or her experience and years of service with the Company, and a comparison of base salaries for comparable positions at other real estate finance companies.

            Annual Bonus. The Board may decide to award a bonus to any executive officer. Any awards of discretionary bonuses are based on an annual evaluation by the Board of the performance of the

Company and each executive officer, and take into account any special contributions of the executive officer. The Board did not award any discretionary bonuses for 1998, except for a discretionary bonus of $15,000 awarded to Mr. Flicker.

            Stock Options. The Stock Option Plan was adopted by the Board in April 1996 and ratified by the stockholders in September 1996. The Board believes that the significant equity interests in the Company held by the Company's executive officers have served to link the interests of the executive officers with those of the stockholders. Under the Company's Stock Option Plan, options to purchase shares of Common Stock may be granted to the executive officers of the Company. The Board believes that the grant of stock options is, and will continue to be, an important component of the Company's executive compensation program. During 1998, each of the executive officers named in the Summary Compensation Table were granted an amount of stock options under the Stock Option Plan as provided in the table set forth herein entitled "Option Grants in Last Fiscal Year." In determining the size of such grants to executive officers, the Board reviewed various factors, including the executives' total compensation package and the performance of the Company and each executive officer. The stockholdings of an executive officer were not a factor in determining the size of such grants.

            Chief Executive Officer Compensation. Mr. Casnoff, the Company's President and Chief Executive Officer, is not party to an employment agreement with the Company, and Mr. Casnoff's compensation is established in accordance with the principles described above in connection with the compensation of executive officers. The Board reviews Mr. Casnoff's performance and determines any base salary adjustments, additional bonuses and stock option grants considering the various factors described above with respect to executive officers.

            Mr. Casnoff's base salary was $120,000 for fiscal 1998, a decrease of $66,500 from his base salary for fiscal 1997. This decrease was in accordance with an understanding established in 1996 between Mr. Casnoff and the Company. It was agreed that in light of the Company having negotiated settlements of its various litigation matters as well as having restructured its debt, it would not be necessary for Mr. Casnoff to spend as many hours dealing with the Company's difficulties. Mr. Casnoff did not receive a discretionary bonus for 1998 but did receive a grant of stock options as provided in the table set forth herein entitled "Option Grants in Last Fiscal Year."

                                                          Myron Rosenberg
                                                          Frederick E. Smithline
                                                          Allen Yudell

                             PERFORMANCE COMPARISON

            The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock for each of the last five years with the cumulative return (assuming reinvestment of dividends) of the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Index.

            Since August 1995, the Common Stock has been traded on the over-the-counter market, and has been quoted on the NASD OTC Bulletin Board under the symbol "DVLN". Until August 3, 1995, the Common Stock was traded on the New York Stock Exchange.

                       COMPARISON OF FIVE YEAR CUMULATIVE
                                  TOTAL RETURN

                    Among DVL, Inc., Dow Jones Equity Market
                Index and Dow Jones Real Estate Investment Index

                         Fiscal Year Ending December 31

                                 [Graph omitted]

--------------------------------------------------------------------------------------------
                                          1993     1994     1995     1996     1997     1998
--------------------------------------------------------------------------------------------
DVL, Inc.                                $  100   $   23   $   30   $   19   $    5   $   13
--------------------------------------------------------------------------------------------
Dow Jones Equity Market Index               100      101      139      171      229      294
--------------------------------------------------------------------------------------------
Dow Jones Real Estate Investment Index      100    95.11   117.54   157.80   188.75   147.02
--------------------------------------------------------------------------------------------

                              RELATED TRANSACTIONS

NPM and NPO Transactions

            The Company consummated a multi-faceted transaction on September 27, 1996, pursuant to which: (i) certain existing indebtedness of the Company was acquired by NPM under an Amended and Restated Loan Agreement dated as of March 27, 1996, pursuant to which the Company became indebted to NPM in the original principal amount of $8,382,000; (ii) 1,000,000 shares of Common Stock (representing 6.0% of the Common Stock now outstanding) were issued to, and purchased by, the members of the Holder Groups (see "Security Ownership" above);
(iii) the Certificate of Incorporation of the Company was amended to permit the issuance of warrants, to limit change of ownership of capital stock of the Company and to designate Preferred Stock together with rights, powers and preferences (including the appointment of a special purpose director); (iv) Warrants to purchase additional shares of Common Stock (which, when added to the 1,000,000 shares acquired, represent rights to acquire up to 49% of the outstanding Common Stock, on a fully diluted basis) were issued to, or for the benefit of, the members of the Holder Groups; (v) 100 shares of Preferred Stock were issued to an affiliate of NPM; (vi) most, but not all, convertible securities and warrants existing and outstanding prior to the transaction were converted into Common Stock; and (vii) the Company continued the engagement of NPO to perform administrative and advisory services relating to the assets of the Company and its affiliated partnerships, pursuant to an Asset Servicing Agreement dated March 27, 1996.

            In March and April 1997, NPM advanced the Company an additional $200,000. In addition, from January 1998 through March 1999, NPM advanced additional amounts aggregating

$370,000 to the Company. These advances were not required under the original loan documents. As of December 31, 1998, the Company's indebtedness to NPM was $4,155,000. The Company incurred interest and related costs to NPM in the aggregate amount of $780,000 during 1998. As of May 10, 1999, the Company's indebtedness to NPM was paid in full. The Company had accrued unpaid service fees to NPO as of June 30, 1999 in an amount of approximately $1,850,000.

            The members of the Holder Groups are affiliates of NPM, and therefore have a material interest in the transactions between the Company and NPM, described in the preceding paragraphs. Keith B. Stein, the special purpose director of the Company, is an affiliate of NPM, and therefore has a material interest in said transactions.

            In June 1998, the Company entered into a Management Services Agreement with a limited partnership where certain of its partners are affiliates of NPO and Blackacre Capital Group LLC, to render certain accounting and administrative services. The agreement shall continue until the date that all these partnerships' assets are sold or at any time prior with 30 days notice by either party. As compensation, the Company earns an aggregate fee equal to
(a) a monthly fee plus (b) after all the partners of the partnership have earned a 20% internal rate of return, compounded quarterly, on their capital contributions, an amount of cash equal to 25% of the profits, as defined in the agreement. For 1998, the Company received compensation equal to $35,000. Through August 31, 1999, the Company received compensation equal to $165,000.

            In addition, the Company entered into a service agreement with another limited partnership whose general partner is an affiliate of NPO to render certain accounting and administrative services. As compensation, the Company receives a monthly fee. For 1998, the Company received compensation equal to $36,000 with respect to such agreement. Through August 31, 1999, the Company received compensation equal to $26,000 with respect to such agreement. Members of the Pembroke and Millennium Groups are affiliates of NPO, and therefore have a material interest in the transactions between the Company and NPO, described in the preceding paragraphs.

Opportunity Fund

            The Company, Blackacre Capital Group, LLC ("BCG"), P.N.M. Capital LLC, an affiliate of NPO ("PNM"), and Pem Mil Management LLC, an affiliate of NPO ("Pem Mil", and together with PNM, the "NPO Affiliates") are parties to a certain Agreement Among Members (the "Opportunity Agreement"). In order to fund the acquisition of the Company's notes and pay the related costs and expenses of two cash tender offers, the Company entered into a financing arrangement with BCG, permitting the Company to borrow up to $1,760,000. This loan matures on September 30, 2002 and bears interest at the rate of 12% per annum. Total borrowings under this loan were $1,560,000 as of June 30, 1999. In addition, BCG is entitled to acquire 15% of all notes (as defined below) acquired by the Company in excess of $3,998,000 under the same terms and conditions as the Company. BCG acquired notes aggregating $808,700 under these terms. As further consideration for BCG's providing the Company with this loan, the Company issued to BCG 653,000 shares of Common Stock.

            The Opportunity Agreement has a term of three years, subject to earlier termination if certain maximum capital contributions have been reached. The Opportunity Agreement provides for an arrangement (the "Opportunity Fund") whereunder, with respect to certain transactions involving the acquisition of limited partnership interests of, or mortgage loans to, limited partnerships in which the Company is general partner, or which the Company already owns, if the Company, due to financial constraints, is unable to pursue such business opportunity with its own funds from its reserves or available from operations, and without financing from a third party or issuing equity (each such opportunity, an "Opportunity"), then the Opportunity Fund has a right of first refusal to finance such Opportunity and the Company participates as set forth below without any obligation to provide funding.

            The Opportunity Fund is expected to pursue each Opportunity with respect to which it exercises its right of first refusal through the use of a special purpose limited liability company. All of the required capital contributions are to be provided by BCG and the NPO Affiliates. The Company will receive up to 20% of the profits from an Opportunity after BCG and the NPO Affiliates receive the return of their investment plus preferred returns ranging from 12% to 20%. As part of its obligation under the Opportunity Agreement, certain employees of the Company also perform certain services on behalf of the Opportunity Fund. Pem Mil is to serve as managing member of each special purpose limited liability company formed in connection with the Opportunity Fund, for which it receives out of the proceeds generated from Opportunities, a maximum aggregate annual fee based upon capital invested by the members, in consideration for management services.

            The transactions in which the Opportunity Fund may engage include, for example, acquisition of partnership interests from existing limited partners of limited partnerships in which the Company currently holds an interest, and investment in certain properties owned by the Company or such partnerships, where capital may be required to enhance value but is not currently available to the Company. There can be no assurance that the Opportunity Fund's activities will generate profit distributions to the Company.


            As of November 15, 1999, the Opportunity Fund has purchased nine wrap mortgages of such limited partnerships (one of which has been fully satisfied), acquired limited partnership units in two such limited partnerships, and acquired a leasehold interest of a tenant of one such limited partnership and thereafter acquired fee title to such partnership's property and the underlying land from the Company. The Company received cash proceeds of $1,266,000 as holder of the mortgage on the property purchased by the Opportunity Fund, as well as cash proceeds of $300,000 from the sale of the underlying land. The sale of the land and satisfaction of the mortgage loan resulted in a net gain of approximately $701,000 to the Company, for GAAP financial statement reporting purposes in the quarter ended June 30, 1999. The Company currently manages this property and receives fees and reimbursement of certain employee expenses in connection therewith.


PROPOSAL TWO -- APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
      INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED CAPITAL STOCK IN ORDER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND AUTHORIZE "BLANK CHECK" PREFERRED STOCK


            The current authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $.01 par value, of which 16,560,450 shares were issued and outstanding as of the Record Date, and 100 shares of Class A Preferred Stock, $10.00 par value, of which 100 shares were issued and outstanding as of the Record Date. On October 19, 1999, the Board of Directors adopted, subject to the approval of the stockholders, a resolution to amend the Certificate of Incorporation to increase the authorized number of shares of the Company's capital stock from 40,000,100 to 95,000,100. As proposed to be amended, the Certificate of Incorporation would authorize 90,000,000 shares of Common Stock, 100 shares of Class A Preferred Stock, and 5,000,000 shares of a new class of Preferred Stock, $.01 par value. The proposed increase would not affect the number of shares of Class A Preferred Stock authorized or outstanding, nor would it affect the rights of the holders of the Class A Preferred Stock.


            The following summary of the proposed amendment to the Certificate of Incorporation with respect to its authorized capital stock is qualified in its entirety by reference to the full text of the proposed amendment, which is attached to this Proxy Statement as Exhibit A.

Authorization of Additional Common Stock

            The primary reason for amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock is that currently there are insufficient shares of Common Stock authorized for future issuances of Common Stock which the Company may be required to make in the future. The Company currently has authorized 40,000,000 shares of Common Stock, of which

16,560,450 shares were issued and outstanding on the Record Date. The Company estimates, based upon calculations applying figures available as of June 30, 1999, that it may be obligated to issue as many as 44,003,572 shares of Common Stock in the aggregate in connection with (a) the redemption of its outstanding 10% Redeemable Promissory Notes due December 31, 2005 (the "Notes"), (b) an exercise of outstanding Warrants previously granted to purchase 49% of the outstanding Common Stock, on a fully diluted basis, and (c) future issuances of Common Stock upon the exercise of stock options granted under the Company's Stock Option Plan. The Company may also require additional shares of Common Stock for general corporate purposes or to effect potential acquisitions.

            During the period from October 27, 1997 through May 14, 1999, the Company conducted cash tender offers (the "Tender Offers") for its outstanding Notes at a price of $0.12 per $1.00 principal amount of the Notes. The Notes were originally issued in December 1995 in conjunction with the settlement of a stockholder class action lawsuit. The Company has purchased and retired a total of $8,581,442 principal amount of Notes in the Tender Offers. Notes with an aggregate principal amount of $3,920,037 remained outstanding as of June 30, 1999.

            The Company has had the option to redeem the outstanding Notes since January 1, 1999 by issuing additional shares of Common Stock with a then current market value (determined based on a formula set forth in the Notes) equal to 110% of the face value of the Notes plus any accrued and unpaid interest thereon. Because the applicable market value of the Common Stock will be determined at the time of redemption, it is not possible currently to ascertain the precise number of shares of Common Stock that may be issued to redeem the outstanding Notes. The Company intends to exercise at some currently undetermined point in the future its redemption option to the extent it does not buy back the outstanding Notes by means of cash tender offers. If the Notes were redeemed on June 30, 1999, the Company would be required to issue an aggregate of 21,560,000 shares of Common Stock to redeem all of the Notes.

            The holders of the Warrants are entitled to purchase from the Company, at any time through December 31, 2007 (the "Expiration Date"), such number of shares of Common Stock which, when added to the 1,000,000 shares of Common Stock previously acquired by the Holder Groups, will represent, on a fully diluted basis, 49% of the outstanding Common Stock of the Company. The Warrants have been exercisable since January 1, 1999, subject to a contractual commitment not to exercise the Warrants prior to September 27, 1999.

            The Warrants specify certain conditions under which the exercise price for, and the number of shares of Common Stock issuable under, the Warrants will be adjusted to reflect certain corporate actions, including stock splits and sales of shares of Common Stock. In addition to the customary anti-dilution provision included in the Warrants relating to reorganizations, reclassifications, consolidations and mergers, the Warrants contain anti-dilution provisions which are designed to grant the holder of the Warrants the right to purchase additional shares of Common Stock each time currently outstanding options, warrants and other derivative securities are exercised so that the holder can always acquire (after taking into account their then owned shares of Common Stock and the shares of Common Stock owned by their affiliates) 49% of the outstanding Common Stock of the Company.

            The exercise price of the Warrants is $0.16 per share of Common Stock. Because it is uncertain whether the Warrants will be exercised by the holders thereof, and if exercised, how many shares of Common Stock will be issued pursuant to the terms thereof (because of the antidilution adjustment contained in the Warrants), it is not possible currently to ascertain the precise number of shares of Common Stock that may be issued under the Warrants. The Company currently estimates that as of June 30, 1999 (after giving effect to the issuance of Common Stock upon the redemption of the Notes and the exercise of outstanding stock options under the Stock Option Plan), it would be required to issue up to approximately an aggregate of 26,073,073 shares of Common Stock upon exercise of all of the Warrants.

            The Stock Option Plan provides for the grant of options to purchase up to 1,500,000 shares of Common Stock to Employees and Non-Employee Directors. As of June 30, 1999, options to purchase 1,105,131 shares were outstanding under the Stock Option Plan and 394,869 shares were available for issuance upon exercise of options which may be granted in the future. The Company believes that its ability to attract and retain qualified management depends upon its ability to grant stock options under its Stock Option Plan.

            The Board of Directors also believes that it would be appropriate for the Company to increase the number of its authorized shares of Common Stock in order to have shares authorized for possible future acquisition or financing transactions and other issuances. The Board of Directors believes that the complexity of customary financing as well as employment and acquisition transactions require that the Directors be able to respond promptly and effectively to opportunities that involve the issuance of shares of Common Stock. For example, if this Proposal Two is approved, the Company will have the flexibility to authorize stock splits and stock dividends and to enter into joint ventures and corporate financings involving the issuance of shares of Common Stock. There can be no assurance that the Company will be able to identify or acquire businesses. While the Company regularly evaluates and discusses potential acquisitions, the Company currently has no understandings, commitments or agreements with respect to any acquisitions. The Company anticipates that it would finance any possible future acquisition through new borrowings or the issuance of its Common or Preferred stock. The Company has no current commitments or arrangements for such additional financing and there can be no assurance that the Company will be able to obtain additional financing on acceptable terms or at all.

Authorization of Preferred Stock

            Pursuant to the proposed amendment to the Certificate of Incorporation, the Preferred Stock will be available to be issued from time-to-time by the Board of Directors in one or more series. Subject to the provisions of the Company's Certificate of Incorporation and limitations prescribed by law, the Board of Directors would be expressly authorized to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the stockholders. The Company has no current plans to issue any shares of Preferred Stock.

            The issuance of such Preferred Stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of rendering more difficult or discouraging an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, thereby protecting the continuity of the Company's management. The issuance of shares of the Preferred Stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of Common Stock. For example, Preferred Stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

General

            Currently, holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders of the Company and to ratably receive dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in any assets available for distribution to stockholders after payment of all obligations of the Company, subject to the preferential liquidation rights of the holders of the Class A Preferred Stock and any other Preferred Stock which may be issued in the future, as set forth in the Certificate of Incorporation.

            If the proposed amendment is approved, all or any part of the authorized but unissued shares of Common Stock or Preferred Stock may thereafter be issued without further approval from the stockholders, except as may be required by law, the Certificate of Incorporation or By-laws of the Company, or the policies of any stock exchange or stock market on which the shares of stock of the Company may be listed or quoted, for such purposes and on such terms as the Board of Directors may determine. Holders of the capital stock of the Company do not have any preemptive rights to subscribe for the purchase of any shares of Common Stock or Preferred Stock, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock or Preferred Stock in order to maintain their proportionate ownership.

            The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership and issuances of Preferred Stock will reduce each existing stockholder's proportionate ownership and may result in the existence of Preferred Stock with rights superior to those of holders of the Common Stock, as previously described above.

            The flexibility of the Board of Directors to issue Preferred Stock or additional shares of Common Stock could enhance the Board of Directors' ability to negotiate on behalf of stockholders should a proposed takeover arise. Although it is not the purpose of the proposed amendment and the Board of Directors are not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Preferred or Common Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of Preferred Stock or additional shares of Common Stock might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding shares.

Approval of Proposal Two

            Approval of this Proposal Two requires the affirmative vote of the holders of at least a majority of the shares of the Common Stock of the Company entitled to vote on this Proposal Two at the Meeting. With respect to such proposal, abstentions and broker non-votes are not counted as votes cast.

            If this Proposal Two is adopted by the Company's stockholders, it will become effective on the date a Certificate of Amendment is filed to amend the Company's Certificate of Incorporation, which the Company will endeavor to do as soon as practicable after the Meeting.

            The Board of Directors deems proposal two to be in the best interests of the Company and its stockholders and recommends a vote "FOR" approval thereof. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the approval of the increase of the Company's authorized capital shares.

            PROPOSAL THREE -- APPROVAL OF CERTAIN AMENDMENTS TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION


            The Board of Directors on October 19, 1999 adopted a resolution, subject to the approval of the stockholders, to adopt various amendments to the Company's Certificate of Incorporation to bring it into conformity with contemporary corporate legal practices and to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes. The proposed amendments, each of which are described below, require approval of the stockholders. The following proposed amendments to the Certificate of Incorporation are independent of the proposed amendment to the Certificate of Incorporation set forth in Proposal Two (Approval of an Amendment to the Company's Certificate of Incorporation to Increase the Authorized Capital Stock to increase the Number of Authorized Shares of Common Stock and Authorize "Blank Check" Preferred Stock), and the stockholders may approve either Proposal Two or Proposal Three without approving the other.

            The following summary of certain proposed amendments to the Certificate of Incorporation is qualified in its entirety by reference to the full text of the proposed amendments, which is attached to this Proxy Statement as Exhibit B.

Amendment of Provision relating to Amendment of the Company's By-laws by the Board of Directors

            In its current form, Article SIXTH of the Certificate of Incorporation empowers the Board of Directors to amend the Company's By-laws if the Board of Directors deems such amendment necessary to conform the By-laws to satisfy the legal requirements for the Company to be taxed as a Real Estate Investment Trust ("REIT") under the federal tax laws. In January 1994, the Company revoked its election to be taxed as a REIT and elected to be treated as a "Subchapter C" corporation for tax purposes, and therefore such provision is no longer suitable for the Company in its current circumstances.

            If this Proposal Three is approved by the stockholders of the Company, the current Article SIXTH of the Certificate of Incorporation will be amended and replaced in its entirety with a more modern and standard provision which would allow the Board of Directors generally to amend the By-laws of the Company, subject to the right of the Company's stockholders to override any such By-laws effected by the Board of Directors. Section 109 of the Delaware General Corporation Law (the "DGCL") permits a corporation to confer upon its board of directors the power to adopt, amend or repeal bylaws through a provision in its certificate of incorporation.

Amendment of Provision relating to Limitation on Transfer of Shares

            Article ELEVENTH of the Certificate of Incorporation currently restricts certain transfers of the Company's Common Stock to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes which could be jeopardized through certain changes in the stock ownership of the Company. Unless the Certificate of Incorporation is amended to extend the term of such provision, such restrictions will terminate on September 30, 1999.

            The Board of Directors believes that an extension of such restrictions would be in the best interests of the Company as such tax attributes may be valuable to the Company in the future, and has proposed that they be extended for an additional ten years until September 30, 2009. If this Proposal Three is approved by the stockholders of the Company, Article ELEVENTH of the Certificate of Incorporation will be amended to provide that such restrictions on transfers will be extended until September 30, 2009.

            Under the DGCL, a corporation may provide in its certificate of incorporation or by-laws that a transfer of a security of the corporation to designated persons or classes of persons may be prohibited so long as the designation of the persons or classes of persons is not manifestly unreasonable. Under Delaware law, a restriction on the transfer of shares of common stock of a company for the purpose of maintaining any tax advantage is conclusively presumed to be for a reasonable purpose. The transfer restriction must be noted conspicuously on the certificate representing the shares to be enforceable against the holder of the restricted shares or any successor or transferee of the holder. If the restriction is not conspicuously noted on the certificate representing the shares, Delaware law provides that the restriction is ineffective except against a person with actual knowledge of the restriction. Finally, no restriction so imposed is binding with respect to shares issued prior to the inclusion of such restrictions in the certificate of incorporation or by-laws unless the holders of such shares agree thereto or vote in favor thereof.

            The restrictions on transfer currently contained in the Certificate of Incorporation are designed to restrict transfers of shares of the Common Stock of the Company that could result in the imposition of limitations on the use for federal income tax purposes, of the Company's carryforwards of net operating losses. The Company estimates that it had, as of December 31, 1998, carryforwards of net operating losses of approximately $60,000,000. For federal income tax purposes, the carryforwards of net operating losses will expire through the year 2013. Because the amount and timing of the Company's taxable income in the current fiscal year and thereafter cannot be accurately predicted, it is not presently feasible to estimate the amount, if any, of carryforwards that ultimately may be used to reduce the Company's federal income tax liability.

            The benefit of the Company's existing and future loss carryforwards can be reduced or eliminated if the Company undergoes an "ownership change," as defined in Section 382 of the Code. Generally, an "ownership change" occurs if one or more stockholders, any of whom owns five percent or more in value of a company's capital stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholders over the preceding three-year period. For this purpose, all holders who each own less than five percent of a company's capital stock generally are treated together as one five-percent stockholder. In addition, certain attribution rules, which generally attribute ownership of stock to the ultimate beneficial owner thereof without regard to ownership by nominees, trusts, corporations, partnerships or other entities, are applied to determine the level of stock ownership of a particular stockholder. If a principal purpose of the issuance, transfer or structuring of an option (including a warrant) to acquire stock is to avoid or ameliorate the impact of an "ownership change," and the issuance, transfer or structuring of the option satisfies the ownership, control or income test under the applicable Treasury Regulations, such option may be treated as if it had been exercised for purposes of determining whether an "ownership change" has occurred. All percentage determinations are based on the fair market value of a company's capital stock, including, if any, preferred stock that is voting or convertible and certain other interests in the Company.

            If the Company were to undergo an "ownership change," the amount of future taxable income of the Company that could be offset in any year by its carryforwards of net operating losses incurred prior to such "ownership change" could not exceed an amount equal to the product obtained by multiplying (i) the aggregate value of the Company's outstanding capital stock immediately prior to the "ownership change" (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate then if effect. Because the aggregate value of the Company's outstanding stock and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of taxable income of the Company that could be offset by such loss carryforwards were an "ownership change" to occur in the future. While the carryovers not used as a result of this limitation would remain available to offset variable income in future years (again, subject to the limitation), an ownership change could significantly defer the utilization of the carryovers, accelerate payment of federal income tax and cause a portion of the carryovers to expire unused.

            The Company knows of no stockholder currently owning more than five percent, based on value, of the Company's capital stock other than the persons listed in the table under "Security Ownership of Certain Beneficial Owners, Directors and Officers" above. The members of the Holder Groups, as affiliated holders of the Warrants, may become the owner of more than five percent of the Company's capital stock. It is possible that additional accumulations of shares of Common Stock of the Company by the members of the Holder Groups, their affiliates and designees or by the persons listed in the table under "Security Ownership of Certain Beneficial Owners, Directors and Executive Officers" or by stockholders who become holders of at least five percent of the Company's capital stock would result in an "ownership change" with the consequent limitation or loss of the potential benefits arising from the Company's carryforwards of net operating losses. The proposed extension of the transfer restrictions is intended to reduce the risk of such additional accumulations by prohibiting certain transfers of the Common Stock of the Company.

            Article ELEVENTH of the Company's Certificate of Incorporation currently restricts, unless otherwise permitted by the Board of Directors in accordance with Article ELEVENTH, any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act (each a "Person"), who (i) purports to purchase or acquire any shares of capital stock of the Company from the Company by the exercise of a warrant or option or otherwise or (ii) beneficially owns directly or through attribution (as determined under Section 382 of Code) five percent or more of the value of the outstanding shares of capital stock of the Company or who, upon the acquisition of any shares of capital stock of the Company, would beneficially own directly or through attribution (as determined under Section 382 of the Code) five percent or more of the value of the outstanding shares of capital stock of the Company (each such Person described in (i) or (ii) above being a "Restricted Holder"), from selling, transferring, or disposing, or purchasing or acquiring in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise (any such sale, transfer, disposition, purchase, acquisition or contract being a "Transfer"), any shares of capital stock of the Company or any option, warrant or other security containing a right to purchase or acquire capital stock of the Company (such warrant, option or security being an "Option") or any securities convertible into or exchangeable for capital stock of the Company. For purposes of Article ELEVENTH, "capital stock" includes the Common Stock and the Preferred Stock of the Company and any Option. Notwithstanding the preceding sentence, for purposes of determining whether a Person owns five percent or more of the value of the outstanding shares of capital stock of the Company, shares issuable pursuant to Options shall be taken into account to the extent taking such shares into account would cause a Person to become a Restricted Holder.

            In order for the Stock Transfer Restrictions to be effectively enforced, Article ELEVENTH further provides that a Restricted Holder who proposes to transfer shares of capital stock is required, prior to the date of the proposed Transfer, to request in writing that the Board of Directors review the proposed Transfer and authorize or not authorize such proposed Transfer. Any Transfer attempted to be made in violation of Article ELEVENTH is null and void. In the event of an attempted or purported Transfer involving a sale or disposition of capital stock in violation of Article ELEVENTH, the Restricted Holder shall remain the owner of such shares. In the event of an attempted or purported Transfer involving the purchase or acquisition by a Restricted Holder in violation of Article ELEVENTH, the Company shall be deemed to be the exclusive and irrevocable agent for the transferor of such capital stock. The Company shall be such agent for the limited purpose of consummating a sale of such shares to a Person who is not a Restricted Holder (an "eligible transferee"), which may include, without limitation, the transferor. The record ownership of the subject shares shall remain in the name of the transferor until the shares have been sold by the Company or its assignee, as agent, to an eligible transferee.

            The Board of Directors shall authorize a Transfer by a Restricted Holder, or to a Restricted Holder, if, in its sole discretion and judgment it determines that the Transfer will not jeopardize the Company's preservation of its federal income tax attributes pursuant to Section 382 of the Code. In deciding whether to approve any proposed Transfer of capital stock by or to a Restricted Holder, the Board of Directors may seek the advice of counsel with respect to the Company's preservation of its federal income tax attributes pursuant to Section 382 of the Code and may request all relevant information from the Restricted Holder with respect to all capital stock directly or indirectly owned by such Restricted Holder. Any Person who makes such a Request of the Board of Directors to Transfer shares of capital stock shall reimburse the Company, on demand, for all costs and expenses incurred by the Company with respect to any proposed Transfer of capital stock, including, without limitation, the Company's costs and expenses incurred in determining whether to authorize that proposed Transfer.

            Upon approval of this Proposal Four, Article ELEVENTH will continue to provide that all certificates representing shares of Common Stock must bear the following legend:

      "Each of the Certificate of Incorporation (the "Certificate") and the By-laws (the "By-laws") of the Corporation contains restrictions prohibiting the sale, transfer, disposition, purchase or acquisition of any capital stock until September 30, 2009, without the authorization of the Board of Directors of the Corporation (the "Board of Directors"), by or to any holder (a) who beneficially owns directly or through attribution (as generally determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the then issued and outstanding shares of capital stock of the Corporation or
      (b) who, upon the sale, transfer, disposition, purchase or acquisition of any capital stock of the Corporation would beneficially own directly or through attribution (as generally determined under Section 382 of the Code) five percent or more of the value of the then issued and outstanding capital stock of the Corporation, if that sale, transfer, disposition, purchase or acquisition would, in the sole discretion and judgment of the Board of Directors, jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Section 382 of the Code. The Corporation will furnish without charge to the holder of record of this certificate a copy of the Certificate and/or By-laws, containing the above-referenced restrictions on transfer of stock, upon written request to the Corporation at its principal place of business."

            The Board of Directors intends to issue instructions to or make arrangements with the transfer agent for the Company's Common Stock to ensure that Article ELEVENTH, as amended, will continue to be implemented. These instructions or arrangements may result in the delay or refusal of transfers initially determined by the transfer agent to be in violation of Article ELEVENTH, including such transfers as might be ultimately determined by the Company and its transfer agent not to be in violation of such restrictions. The Company believes that such delays would be minimal but could occur at any time while the Article ELEVENTH is in effect.

            Although Article ELEVENTH is intended to reduce the likelihood of an ownership change, it will not prevent all transfers that might result in an "ownership change." Furthermore, certain changes in relationships and other events not addressed by Article ELEVENTH could cause the Company to undergo an `ownership change.' Section 382 of the Code is an extremely complex provision with respect to which there are many uncertainties. In addition, the Company has not requested a ruling from the IRS regarding the effectiveness of Article ELEVENTH and, therefore, there can be no assurance that the IRS will agree that Article ELEVENTH is effective for purposes of Section 382 of the Code. As a result of the foregoing, Article ELEVENTH serves to reduce, but does not eliminate, the risk that the Company will undergo an ownership change. In addition, although the Company believes that no "ownership change" has occurred as of the date hereof, there can be no assurance that the Company has not already undergone an "ownership change." Finally, there can be no assurances that upon audit, the IRS would agree that all of the Company's net operating loss carryforwards are allowable. The Board of Directors nevertheless believes that the extension of and amendment to Article ELEVENTH is in the best interests of the Company because it discourages transfers that could cause or contribute to an "ownership change."

            Article ELEVENTH may be deemed to have an "anti-takeover" effect because it will restrict the ability of a person, entity or group to accumulate in the aggregate, through transfers of Common Stock, more than five percent, in value, of the Company's capital stock and the ability of persons, entities or groups now owning more than five percent, in value, of the Company's capital stock from acquiring additional shares of Common Stock without the approval of the Board of Directors, with the result that the Board of Directors may be able to prevent any future takeover attempt, in its discretion. Therefore, Article ELEVENTH would discourage or prevent accumulations of substantial blocks of shares in which stockholders might receive a substantial premium above market value. Similarly, because Article ELEVENTH operates to prevent the accumulation of more than five percent of the Company's Common Stock, it will discourage the assumption of control by third parties and tend to insulate management against the possibility of removal. These results might be considered disadvantageous by some stockholders. However, such disadvantages are outweighed, in the opinion of the Board of Directors, by the fundamental importance to the Company's stockholders of maintaining the availability of the Company's tax benefits. The Board of Directors is not aware of any efforts of others to take control of the Company and has no present intent to propose any provisions designed to inhibit a change of control. The aforementioned "anti-takeover" effect of Article ELEVENTH is not, however, the reason for amending and extending the effectiveness of Article ELEVENTH. The Board of Directors has adopted the proposed amendment to extend the effectiveness of Article ELEVENTH in an effort to reduce the risk that the Company may be unable to fully utilize the tax benefits described above as a result of future transfers of the Common Stock of the Company.

            The Board of Directors believes that attempting to safeguard the tax benefits of the Company as described above is in the best interests of the Company and its stockholders. Nonetheless, Article ELEVENTH could restrict a stockholder's ability to acquire additional shares of the Company's Common Stock to the extent those shares exceed the specified limitations of Article ELEVENTH. Furthermore, a stockholder's ability to dispose of his Common Stock could be restricted as a result of Article ELEVENTH. The Board of Directors has the discretion to approve a transfer of the Company's Common Stock that would otherwise violate Article ELEVENTH. If the Board of Directors decides to permit a transfer that would otherwise violate Article ELEVENTH, that transfer or later transfers may result in an "ownership change" that would limit the Company's use of its carryforwards. The Board of Directors intends to consider any such attempted transfer individually and determine at the time whether it is in the best interest of the Company, after consideration of any factors that the Board deems relevant, to permit such transfer notwithstanding that an "ownership change" may then occur.

Addition of Provision relating to Indemnification of Directors and Officers

            In its current state, the Certificate of Incorporation does not provide for the indemnification of directors and officers of the Company, although the Company's By-laws do provide for such indemnification to the full extent permitted under the DGCL. The Board of Directors believes that, in keeping with more modern and standard corporate legal practices, the Company should adopt a provision in its Certificate of Incorporation providing for broad indemnification of the Company's directors, officers, employees and agents. The Board of Directors believes that such a provision is important to attract and retain qualified directors, officers and employees. This proposed amendment to the Certificate of Incorporation would not significantly expand the indemnity already provided by the Company's By-laws.

      If approved by the stockholders of the Company, this Proposal Three will add a new Article TWELFTH to the Certificate of Incorporation providing for a broad indemnity to all directors, officers, employees and agents of the Company, or of another corporation or other legal entity if so serving at the request of the Company, to the full extent permissible under the DGCL as it currently exists or may be thereafter be amended, including in circumstances in which indemnification would otherwise be discretionary. Article TWELFTH would allow the Company to enter into agreements which provide indemnification greater than that provided in Article TWELFTH itself. Article TWELFTH would provide that any amendment or repeal of Article TWELFTH would not adversely affect any right or protection existing thereunder immediately prior to such amendment or repeal.

      Section 145 of the DGCL allows a corporation to "indemnify", that is, to make whole, any person who is or was a director, officer, employee or agent of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, the DGCL also allows the corporation to advance certain reasonable expenses the indemnified person will incur or to reimburse the person's expenses after he or she incurs them, even if liability is not actually proven. The right to indemnification does not normally exclude other rights of recovery the indemnified person may have.

Addition of Provision Limiting the Liability of Directors

            Neither the Certificate of Incorporation nor the By-laws of the Company currently provide for the limitation of the liability of Directors of the Company. The Board of Directors believes that, in keeping with more modern and standard corporate legal practices, the Company should adopt a provision in its Certificate of Incorporation limiting the liability of the Company's Directors to the full extent permissible under the DGCL. The Board of Directors believes that such a provision is important to attract and retain qualified directors.

      If this Proposal Three is approved by the stockholders of the Company, a new Article THIRTEENTH will be added to the Certificate of Incorporation limiting the liability of the Company's directors to the full extent permissible under the DGCL. Such provision would eliminate the personal liability of the Company's directors to the Company or its stockholders for monetary damages resulting from breaches of their fiduciary duty as a director of care (provided that such provision would not eliminate liability for breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, violations of Section 174 of the DGCL, or for any transaction from which a director derived an improper personal benefit). This provision would not limit or eliminate the right of the Company or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care. Article THIRTEENTH would provide that any amendment or repeal of Article THIRTEENTH would not adversely affect any right or protection existing thereunder immediately prior to such amendment or repeal.

Approval of Proposal Three

            If Proposal Three (Approval of Certain Amendments to the Company's Certificate of Incorporation) is adopted by the Company's stockholders, such amendments to the Certificate of Incorporation will become effective on the date a Certificate of Amendment is filed to amend the Company's Certificate of Incorporation, which the Company will endeavor to do as soon as practicable after the Meeting.

            Approval of this Proposal Three requires the affirmative vote of the holders of at least a majority of the shares of the Common Stock of the Company entitled to vote on this Proposal Three at the Meeting. With respect to such proposal, abstentions and broker non-votes are not counted as votes cast.

            The Board of Directors deems Proposal Three to be in the best interests of the Company and its stockholders and recommends a vote "FOR" approval thereof. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the approval of the certain amendments to the Company's Certificate of Incorporation set forth above.

    PROPOSAL FOUR -- APPROVAL OF CERTAIN AMENDMENTS TO THE COMPANY'S BY-LAWS


            The Board of Directors on October 19, 1999 adopted a resolution, subject to the approval of the stockholders, to adopt various amendments to the Company's By-laws to bring them into conformity with contemporary corporate legal practices and to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes. The proposed amendments, each of which are described below, require approval of the stockholders.


            The following summary of certain proposed amendments to the By-laws is qualified in its entirety by reference to the full text of the proposed amendments, which is attached to this Proxy Statement as Exhibit C.

Deletion of Provisions relating to Business Purpose and Investment Policy of the Corporation

            Articles II and III of the By-laws currently require the Company to invest its assets in real property, certain kinds of real estate related loans, or certain other permitted investments. In addition, Articles II and III of the By-laws restrict the Company from making certain types of investments and from engaging in certain transactions with affiliates without special board or stockholder approval.

            The Board of Directors believes that the elimination of such provisions would be in the best interests of the Company as this would give the Company greater flexibility to pursue other types of investments or opportunities should they present themselves to the Company. The Board of Directors of the Company is not aware of any such investments or opportunities at this time. If this Proposal Four is approved by the stockholders of the Company, Articles II and III of the By-laws will be deleted.

Deletion of Provisions relating to Retention of a Manager and Limitations on Operating Expenses

            Article VIII of the By-laws currently permits the Company to retain a manager to manage and administer the affairs of the Company. In addition,
Article VIII of the By-laws restricts the term for which the Company may be obligated to retain such a manager and provides limitations on the operating expenses of the Company.

            The Board of Directors believes that the elimination of such provisions would be in the best interests of the Company as this would give the Company greater flexibility to pursue other types of arrangements or opportunities should they present themselves to the Company. The Board of Directors of the Company is not aware of any such arrangements or opportunities at this time. If this Proposal Four is approved by the stockholders of the Company, Article VIII of the By-laws will be deleted.

Deletion of Provision relating to Dividends

            Section 11.1 of the By-laws currently permits the Board of Directors to declare dividends and requires the Board of Directors to furnish the Company's stockholders with a statement as to the source of the funds distributed in connection with a dividend.

            The Board of Directors believes that the elimination of such provision would be in the best interests of the Company as this would result in the Company's having a more standard set of By-laws which would impose fewer administrative costs. The Board of Directors of the Company is not contemplating declaring a dividend at this time. If this Proposal Four is approved by the stockholders of the Company, Section 11.1 of the By-laws will be deleted.

Deletion of Provision relating to Reserves

            Section 11.2 of the By-laws currently permits the Board of Directors before the payment of a dividend to set aside such funds of the Company as a reserve as the Board of Directors deems proper.

            The Board of Directors believes that the elimination of such provision would be in the best interests of the Company as this would result in the Company's having a more standard set of By-laws which would impose fewer administrative costs. The Board of Directors of the Company is not contemplating declaring a dividend at this time. If this Proposal Four is approved by the stockholders of the Company, Section 11.2 of the By-laws will be deleted.

Deletion of Provision relating to Reports to Stockholders

            Section 11.3 of the By-laws currently requires the Board of Directors to transmit annual and quarterly reports of the Company to the stockholders.

            The Board of Directors believes that the elimination of such provision would be in the best interests of the Company as this would result in the Company's having a more standard set of By-laws which would impose fewer administrative costs. If this Proposal Four is approved by the stockholders of the Company, Section 11.3 of the By-laws will be deleted.

Amendment of Provision relating to Limitation on Transfer of Shares

            Article XII of the By-laws (which is substantially identical to Article ELEVENTH of the Certificate of Incorporation) currently restricts certain transfers of the Company's capital stock in order to preserve certain of the Company's federal income tax attributes which could be jeopardized through certain changes in the stock ownership of the Company. Unless amended, such restrictions will terminate on September 30, 1999. For a full discussion of such a restriction on transfers of the Company's capital stock, see Proposal Three--"Amendment of Provision relating to Limitation on Transfer of Shares" above.

            The Board of Directors believes that an extension of such restrictions would be in the best interests of the Company as such tax attributes may be valuable to the Company in the future, and has proposed that they be extended until September 30, 2009. If this Proposal Four is approved by the stockholders of the Company, Article XII of the By-laws will be amended to provide that such restrictions on transfers will be extended until September 30, 2009.

Approval of Proposal Four

            If Proposal Four (Approval of Certain Amendments to the Company's By-laws) is adopted by the Company's stockholders, such amendments to the By-laws will become effective on the date of such approval by the Company's stockholders.

            Approval of this Proposal Four requires the affirmative vote of the holders of at least a majority of the shares of the Common Stock of the Company present in person or represented by proxy at the Meeting. With respect to such proposal, abstentions and broker non-votes are not counted as votes cast.

            The Board of Directors deems Proposal Four to be in the best interests of the Company and its stockholders and recommends a vote "FOR" approval thereof. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the approval of the certain amendments to the Company's By-laws set forth above.

         PROPOSAL FIVE - APPROVAL OF AMENDMENT TO THE STOCK OPTION PLAN

Amendment


            On October 19, 1999, the Board adopted, subject to the approval of the stockholders, an amendment to the Stock Option Plan to increase the number of shares of Common Stock available under the Stock Option Plan by an aggregate of 1,000,000 shares of Common Stock.


            The Stock Option Plan provides for the grant of stock options and currently covers up to an aggregate of 1,500,000 shares of Common Stock. As of June 30, 1999, options to purchase 1,180,131 shares of Common Stock were outstanding under the Stock Option Plan. Under the Stock Option Plan as currently in effect, there are 319,869 shares of Common Stock available for future grants of stock options.

            The principal purpose of the proposed amendment to the Stock Option Plan is to enable the Company to continue to attract and retain the services of directors, employees and consultants for the benefit of the Company, thereby providing increased incentive for such directors, employees and consultants to render services to the Company in the future and to exert maximum effort for the success of the Company. In addition, under the Stock Option Plan as currently in effect, there are only a limited number of shares of Common Stock available for future grants of stock options.

            The Board believes that it is in the best interest of the Company and its stockholders to approve the proposed amendment to the Stock Option Plan. Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required to approve the proposed amendment to the Stock Option Plan. Abstentions and broker non-votes are not counted as votes cast.

Description of the Stock Option Plan

            The Stock Option Plan provides only for the grant of options that are not intended to qualify as incentive stock options within the meaning of
Section 422 of the Code ("NQSOs") to certain of the Company's non-employee directors, employees and consultants. The total number of shares of Common Stock for which options may be granted under the Stock Option Plan currently is 1,500,000. The purpose of the Stock Option Plan is to induce certain non-employee directors, employees and consultants to remain in the employ or service of the Company, to attract new individuals to enter such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. Furthermore, the Board believes that the granting of stock options under the Stock Option Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success.

            The Stock Option Plan is administered by the Board, which, under such plan, must be comprised of two or more non-employee directors who will determine the terms of options to be granted to employees and consultants under such plan, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under the Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee.

            The exercise price of all stock options granted under the Stock Option Plan must be at least equal to the fair market value of such shares on the date of grant. The term of each option granted to employees or consultants pursuant to the Stock Option Plan will be established by the Board in its sole discretion; provided, however, that the maximum term of each grant pursuant to the Stock Option Plan is ten years. Options granted to employees or consultants may or may not be subject to earlier termination upon termination of employment or service, in the sole discretion of the Board at the time of grant.

            The Stock Option Plan provides that any optionee wishing to exercise an option must give prior notice to the Board. If the Board determines, in its reasonable discretion, that such exercise will cause an Adverse Ownership Change which would have an adverse effect on the Company's ability to use its carryforwards of net operating losses for federal income tax purposes, the Board shall deny approval of the exercise. If the Board in its reasonable discretion determines that such exercise would not cause an Adverse Ownership Change, it shall approve the exercise.

            The Stock Option Plan, as currently in effect, also provides for an automatic annual option grant for the non-employee directors. Each non-employee director automatically receives, subject to availability under the Stock Option Plan, an option grant of 15,000 shares of Common Stock on the date such person becomes a non-employee director (or on the date the Stock Option Plan came into effect if such person was a non-employee director at such time) and on the anniversary in each calendar year of such date. Each grant to non-employee directors has an exercise price per share equal to the fair market value of the Common Stock on the grant date, becomes fully exercisable immediately and has a term of ten years measured from the grant date. Exercise of options by non-employee directors is subject to a determination by the Board of Directors that such exercise would not result in an Adverse Ownership Change, as described above.

            In the event of certain extraordinary transactions involving the Company (including, subject to certain exceptions, mergers, consolidations, dissolutions, liquidations and asset sales), each option granted under the Stock Option Plan which has not previously expired or been cancelled, shall become immediately exercisable in full.

            On June 30, 1999, the average of the closing bid and asked prices of a share of Common Stock on the NASD OTC Bulletin Board was $.1875.

            As of the Record Date, 15 persons were participating in the Stock Option Plan (including two of the three executive officers named in the Summary Compensation Table and the three non-employee directors of the Company). As of such dates, Messrs. Casnoff, Flicker and Baldwin had been granted options to purchase 375,000, 100,000 and 50,000 shares of Common Stock, respectively, at average exercise prices of $.19, $.15 and $.12 per share, respectively. Mr. Baldwin's options expired on August 27, 1999. As of the record date, (i) an aggregate of 475,000 shares of Common Stock at an average exercise price of $.19 per share had been granted under the Stock Option Plan to all executive officers of the Company as a group, (ii) options to purchase 30,000 shares of Common Stock at an average exercise price of $.10 per share had been automatically granted under the Stock Option Plan to each of Messrs. Rosenberg and Smithline, and options to purchase 45,000 shares of Common Stock at an average exercise price of $.14 per share had been automatically granted to Mr. Yudell, and (iii) options to purchase an aggregate of 47,000 shares of Common Stock at an average exercise price of $.19 per share were granted under the Stock Option Plan to all employees as a group (other than executive officers).

Federal Income Tax Consequences

            The following discussion of the Federal income tax consequences of the granting and exercise of options under the Stock Option Plan, and the sale of the Common Stock acquired as a result thereof, is based on an analysis of the Code, as currently in effect, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the Federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he works and/or resides.

            There are no Federal income tax consequences to an optionee by reason of the grant of an option under the Stock Option Plan. Upon the exercise of a NQSO, an optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income in connection with the exercise of a NQSO by an optionee who is an employee will be subject to both wage and employment tax withholding.

            An optionee's tax basis in the shares acquired pursuant to the exercise of the NQSO will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionee as a result of the exercise of the NQSO. Any gain or loss on a subsequent sale of the Common Stock will generally be either capital gain or loss.

            There are no Federal income tax consequences to the Company by reason of the grant of NQSOs.

            Subject to the usual rules as to reasonableness of compensation, and provided that the Company complies with the applicable information reporting requirements, at the time an optionee recognizes ordinary income from the exercise of a NQSO, the Company will be entitled to a Federal income tax deduction in the amount of the ordinary income so recognized. The Company will be required to report to the Internal Revenue Service any ordinary income recognized by an optionee by reason of the exercise of a NQSO.

            The foregoing does not discuss all tax consequences that may be applicable to a participant under the Stock Option Plan or to the Company (including, for example, the effects under state, local and/or foreign income tax laws). Accordingly, participants are urged to consult their own tax advisors concerning the tax consequences to them of their participation in the Stock Option Plan.

        PROPOSAL SIX -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            The Board of Directors has selected Richard A. Eisner & Company, LLP as independent auditors to audit and report upon the consolidated financial statements of the Company for the 1999 fiscal year and is submitting this matter to the stockholders for their ratification. Richard A. Eisner & Company, LLP served as the Company's independent auditors in fiscal 1998. Assuming a quorum is present, a vote of a majority of the votes cast at the Meeting, in person or by proxy, is required for the ratification of the selection of Richard A. Eisner & Company, LLP. Abstentions and broker non-votes are not counted as votes cast. If stockholders do not ratify the selection of Richard A. Eisner & Company, LLP, the Board of Directors will consider other independent auditors. Representatives of the firm of Richard A. Eisner & Company, LLP will be present at the Meeting to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by stockholders.

                                  ANNUAL REPORT


            All stockholders of record as of December 6, 1999 are concurrently being sent a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 which contains audited financial statements of the Company for the fiscal years ended December 31, 1996, December 31, 1997, and December 31, 1998.


                              STOCKHOLDER PROPOSALS


            Stockholder proposals must be received by the Company at its principal executive office no later than August 10, 2000 in order to be considered for inclusion in proxy materials distributed in connection with the next annual meeting of stockholders.

            The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company at its principal executive office before October 25, 2000 and certain other conditions of the applicable rules for the Securities and Exchange Commission are satisfied.


                                  MISCELLANEOUS

            As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form or otherwise act, in respect of such matters, in accordance with their best judgment.

            All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith. The Company currently intends to engage Morrow & Company, Inc. as outside solicitors in connection with the solicitation of proxies for the Annual Meeting and anticipates incurring costs of approximately $40,000 in connection therewith.


            THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL OWNER OF COMMON STOCK ON THE RECORD DATE, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO JAY THAILER, SECRETARY, DVL, INC., 70 EAST 55TH STREET, 7TH FLOOR, NEW YORK, NEW YORK 10022.

            It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the Proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                            By order of the Board of Directors


                                            JAY THAILER
                                            Secretary


December 8, 1999

                                                                       Exhibit A

   Text of Proposed Amendment to the Certificate of Incorporation of DVL, Inc.
                    relating to its Authorized Capital Stock

            Article FOURTH of the Certificate of Incorporation of DVL, Inc. is hereby deleted and replaced in its entirety to read as follows:

                  "FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is Ninety-Five Million and One Hundred (95,000,100) shares, of which Ninety Million (90,000,000) shares shall be Common Stock, par value $.01 per share (the "Common Stock"), One Hundred (100) shares shall be Class A Preferred Stock, par value $10.00 per share (the "Class A Preferred Stock"), and Five Million (5,000,000) shares shall be undesignated Preferred Stock, par value $.01 per share (the "Preferred Stock").

                  A. Provisions Relating to the Common Stock.

                        (i) Dividends. The holders of shares of Common Stock
            shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation, if any, out of funds legally available therefor.

                        (ii) Liquidation Rights. Subject to the preferential
            liquidation rights of the holders of the shares of the Class A Preferred Stock and the Preferred Stock described in subparagraphs B and C below, in the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

                        (iii) Voting Rights. The holders of the shares of Common
            Stock shall be entitled to vote on all matters at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of Common Stock entitled to vote at such meeting as a class separate from the holders of the shares of Class A Preferred Stock and from the holders of the Preferred Stock.

                  B. Provisions Relating to the Class A Preferred Stock.

                        (i) Designation and Amount. The distinctive designation
            of this class of preferred stock is "Class A Preferred Stock" and the number of shares constituting such class shall be One Hundred
            (100).

                        (ii) Rank. The Class A Preferred Stock shall, with
            respect to dividend rights and rights on liquidation, winding up and dissolution, rank junior to all Senior Securities and senior to all Junior Securities, all as more fully set forth herein. For the purposes of this Article FOURTH, "Senior Securities" shall mean all classes and series of stock of the Corporation hereafter authorized, issued or outstanding, other than Junior Securities. For the purposes of this Article FOURTH, "Junior Securities" shall mean the Common Stock of the Corporation, par value $.01 per share, any other class or series of the Corporation's common equity, and such other classes or series of stock of the Corporation as shall be designated as junior to the Class A Preferred Stock with respect to dividend rights and rights on liquidation, winding up and dissolution by the Board of Directors of the Corporation or by amendment of the Certificate of Incorporation of the Corporation, duly adopted by the Corporation and its stockholders as provided pursuant to the General Corporation Law of the State of Delaware (the "DGCL").

                        (iii) Dividends. The holders of the shares of Class A
            Preferred Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation, if any, out of funds legally available therefor.

                        (iv) Liquidation Preference. In the event of any
            voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the shares of Class A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, prior and in preference to any distribution of any of the assets of the Corporation, an amount in cash equal to $10.00 for each share outstanding (the "Class A Liquidation Preference"). If the assets of the Corporation are not sufficient to pay in full the Class A Liquidation Preference payable to the holders of outstanding shares of Class A Preferred Stock, then the holders of all such shares shall share ratably in such distribution of assets in proportion to the amount which would be payable on such distribution if the Class A Liquidation Preference to which the holders of outstanding shares of Class A Preferred Stock are entitled were paid in full. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Class A Preferred Stock shall have been paid in full their Class A Liquidation Preference, the remaining assets of the Corporation may be distributed to the holders of shares of Common Stock and Preferred Stock, and the holders of shares of Class A Preferred Stock shall not be entitled to share therein. For the purposes of this Article FOURTH, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or any part of the property or assets of the Corporation nor the merger or consolidation of the Corporation with one or more corporations nor the reduction of the capital stock of the Corporation shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation. Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, stating the payment date and the place where the distributable amount shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to the holders of record of the Class A Preferred Stock at their respective addresses as the same shall then appear on the books of the Corporation.

                        (v) Voting Rights.

                        (a) Special Purpose Director. The holders of shares of
            Class A Preferred Stock shall be entitled to nominate and elect one director (the "Special Purpose Director") to the Board of Directors of the Corporation by a vote of a majority of the then outstanding shares of Class A Preferred Stock voting as one class at a meeting of such holders or by written consent of the holders of a majority of such shares then outstanding, provided, however, that such Special Purpose Director, in accordance with Section 141(d) of the DGCL, shall have no right to vote on matters presented for a vote at meetings of the Board of Directors of the Corporation other than with respect to matters relating to (i) the filing by the Corporation of a petition in bankruptcy pursuant to Title 11 of the United States Code and (ii) in connection with the insolvency of the Corporation, the dissolution or liquidation of the Corporation or the making of a compromise or arrangement under applicable state law between the Corporation and its creditors who hold a substantial portion of the Corporation's indebtedness (collectively, the "Bankruptcy Matters"). As to any Bankruptcy Matter, only the unanimous vote of the fully constituted Board of Directors of the Corporation (including, without limitation, the Special Purpose Director) will be required to constitute an act of the Board of Directors of the Corporation.

                        (b) Board Observation Rights. For so long as there shall
            be a Special Purpose Director, and notwithstanding the limitation upon the voting rights of the Special Purpose Director contained herein:

                        (1) The Corporation shall give to the Special Purpose
                  Director notice of each meeting of the Board of Directors of the Corporation at the same time and in the same manner as notice is given to the other directors;

                        (2) The Special Purpose Director shall be entitled to
                  attend in person all meetings held in person and to participate in telephone or other meetings of the Board of Directors of the Corporation;

                        (3) The Corporation shall provide to the Special Purpose
                  Director in connection with each meeting of the Board of Directors (whether in person or otherwise), copies of all notices, minutes, consents, and all other materials or information that the Corporation provides to the other directors of the Corporation with respect to such meeting or otherwise, at the same time such materials and information are given to the other directors of the Corporation (except that materials and information provided to other directors at meetings of the Board of Directors of the Corporation at which the Special Purpose Director is not present shall be provided to him or her promptly after the meetings);

                        (4) If the Board of Directors proposes to take any
                  action by written consent in lieu of a meeting, the Corporation shall give written notice thereof to the Special Purpose Director prior to the effective date of such consent describing in reasonable detail the nature and substance of such action; and

                        (5) Except as otherwise provided herein, the Special
                  Purpose Director shall otherwise enjoy all rights, privileges and benefits conferred upon directors of the Corporation by the Certificate of Incorporation, the By-Laws of the Corporation or by law, including, without limitation, with respect to indemnification and advancement of expenses.

                        (c) Removal and Vacancy. The Special Purpose Director
            may be removed without cause only by the holders of the then outstanding shares of Class A Preferred Stock. Any vacancy in the position of Special Purpose Director shall be filled only by the holders of the then outstanding shares of Class A Preferred Stock. The Special Purpose Director shall be paid $100 per year by the Corporation for his services.

                        (d) No Additional Voting Rights. Except as otherwise
            expressly provided herein or as required by law, holders of shares of Class A Preferred Stock shall not have any voting rights.

                        (e) Amendments Affecting Class A Preferred Stock. So
            long as any shares of Class A Preferred Stock are outstanding, the written consent or the affirmative vote at a meeting called for that purpose of the holders of a majority of the votes of the shares of Class A Preferred Stock then outstanding, voting separately as a class, shall be necessary to validate or effectuate any amendment, alteration or repeal of the Certificate of Incorporation of the Corporation so as to affect adversely the powers, preferences or special rights of such Class A Preferred Stock.

                        (vi) Redemption by Corporation.

                        (a) The Corporation shall have the right, commencing on
            the date that is three years following the date that the Corporation's obligations to NPM Capital LLC and its affiliates are satisfied in full, to redeem out of funds legally available therefor all or any part of the shares of Class A Preferred Stock at its election expressed by resolution of the Board of Directors of the Corporation, upon not less than thirty (30) days' prior notice to the holders of record of the Class A Preferred Stock to be redeemed, given by mail, at the Redemption Price (as hereinafter defined) on the Redemption Date (as hereinafter defined).

                        (b) The "Redemption Date" shall be the date fixed for
            redemption in the notice of redemption.

                        (c) The price at which outstanding shares of Class A
            Preferred Stock shall be redeemed pursuant to subsection (vi)(a) shall be $10.00 per share (the "Redemption Price").

                        (d) If less than all outstanding Class A Preferred Stock
            is to be redeemed, the redemption may be made either pro rata or by lot or in some other equitable manner as may be prescribed by resolution of the Board of Directors.

                        (e) Any notice of redemption mailed to a holder of Class
            A Preferred Stock at his or her address as the same shall appear on the books of the Corporation shall be conclusively presumed to have been given whether or not the holder receives the notice. Each such notice shall state: the Redemption Date; the number of shares of Class A Preferred Stock to be redeemed and, if less than all shares of Class A Preferred Stock held by such holder are to be redeemed, the number of such shares to be redeemed from him or her and the fact that a new certificate or certificates representing any unredeemed shares shall be issued without cost to such holder; the Redemption Price applicable to the shares to be redeemed; and the place or places where such shares are to be surrendered. No defect in any such notice to any holder of Class A Preferred Stock shall affect the validity of the proceedings for the redemption of any other shares of such Class A Preferred Stock.

                        (f) From and after the Redemption Date, all rights of
            the holders of shares of Class A Preferred Stock as stockholders of the Corporation, except the right to receive the Redemption Price, shall terminate. Any moneys set aside by the Corporation on account of the Redemption Price and unclaimed by the end of three years from the Redemption Date shall revert to the general funds of the Corporation.

                        (g) Any shares of Class A Preferred Stock redeemed
            pursuant to the provisions of this subsection (vi) shall be retired and given the status of authorized and unissued preferred stock, undesignated as to series, and subject to reissuance by the Corporation as shares of Preferred Stock of one or more series, as may be determined from time to time by the Board of Directors of the Corporation.

                        (h) No shares of Class A Preferred Stock shall be
            redeemed in whole or in part under this subsection (vi): (1) at any time that such redemption is prohibited by the DGCL;(2) at any time that the terms and provisions of any contract or other agreement of the Corporation or any of its directly or indirectly owned subsidiaries specifically prohibits such redemption or provides that such redemption would constitute a breach thereof or a default thereunder; (3) unless, prior to or concurrently with such redemption, all unpaid dividends on all Senior Securities for periods preceding or ending on the Redemption Date have been paid in full or have been declared and set aside for payment in full; or (4) at any time that the Corporation shall be in default in respect of any redemption obligations on or under Senior Securities.

                        (vii) No Conversion Rights. The holders of shares of
            Class A Preferred Stock shall not have any rights to convert such shares into shares of any other class or series of capital stock or into any other securities of, or any other interest in, the Corporation.

                        (viii) No Sinking Fund. No sinking fund shall be
            established for the payment of dividends on shares of Class A Preferred Stock, if any, or the liquidation of shares of Class A Preferred Stock.

                        (ix) No Preemptive or Subscription Rights. No holder of
            shares of Class A Preferred Stock shall have any preemptive or subscription rights in respect of any securities of the Corporation that may be issued.

                        (x) No Other Rights. The shares of Class A Preferred
            Stock shall not have any designations, preferences or relative, participating, optional or other special rights except as expressly set forth in this Article FOURTH of the Certificate of Incorporation of the Corporation or as otherwise required by law.

                        (xi) Legend. All certificates for shares of Class A
            Preferred Stock issued by the Corporation shall conspicuously bear the following legend:

                  "The Corporation will furnish without charge to the holder of record of this certificate a copy of the Certificate of Incorporation of the Corporation, containing the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, upon written request to the Corporation at its principal place of business."

                  C. Provisions Relating to the Preferred Stock. Shares of
            Preferred Stock may be issued from time to time in one or more series, and the Board of Directors of the Corporation is hereby authorized, subject to the limitations provided by law, to establish and designate one or more series of Preferred Stock, to fix the number of shares constituting each series, and to fix the designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each series and the variations and the relative rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series (in each case subject to the rights of the holders of the Common Stock and Series A Preferred Stock set forth above). The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                        (i) The designation of such series, which may be by
            distinguishing number or letter;

                        (ii) The number of shares initially constituting such
            series;

                        (iii) The increase, and the decrease to a number not
            less than the number of the then outstanding shares of such series, of the number of shares constituting such series theretofore fixed;

                        (iv) The rate or rates, and the conditions upon and the
            times at which dividends on the shares of such series shall be paid, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of stock of the Corporation, and whether or not such dividends shall be cumulative, and, if such dividends shall be cumulative, the date or dates from and after which they shall accumulate;

                        (v) Whether or not the shares of such series shall be
            redeemable and, if such shares shall be redeemable, the terms and conditions of such redemption, including, but not limited to, the date or dates upon or after which such shares shall be redeemable and the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates;

                        (vi) The rights to which the holders of the shares of
            such series shall be entitled upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation, which rights may be different in the case of a voluntary liquidation, dissolution or winding up than in the case of such an involuntary event;

                        (vii) Whether or not the shares of such series shall
            have voting rights, in addition to the voting rights provided by law and, if such shares shall have such voting rights, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other series of Preferred Stock and the right to have more than one vote per share;

                        (viii) Whether or not a sinking or a purchase fund shall
            be provided for the redemption or purchase of the shares of such series and, if such a sinking fund or purchase fund shall be provided, the terms and conditions thereof;

                        (ix) Whether or not the shares of such series shall be
            convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock or any other security of the Corporation or any other entity and, if provision be made for conversion or exchange, the terms and conditions of conversion or exchange, including, but not limited to, any provision for the adjustment of the conversion or exchange rate or price; and

                        (x) Any other relative rights, preferences and
            limitations."

                                                                       Exhibit B

             Text of Proposed Assorted Amendments to the Certificate
                         of Incorporation of DVL, Inc.

            Article SIXTH of the Certificate of Incorporation of the Corporation is hereby deleted and replaced in its entirety to read as follows:

                  "SIXTH: Directors and By-Laws. In furtherance and not in limitation of the powers conferred by law, subject to any limitations contained elsewhere in this Certificate of Incorporation, By-laws of the Corporation may be adopted, amended or repealed by the Board of Directors of the Corporation, provided that any By-laws adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon."

            Article ELEVENTH of the Certificate of Incorporation of the Corporation is hereby deleted and replaced in its entirety to read as follows:

                  "ELEVENTH: Limitation on Transfer of Shares. Except as expressly provided below in this Article ELEVENTH, shares of capital stock of the Corporation are fully and freely transferable.

                  A. Certain Transfers Prohibited.

                  (i) Until September 30, 2009 (the "Restriction Period"), no individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (each a "Person"), who (i) purports to purchase or acquire any shares of capital stock of the Corporation from the Corporation by the exercise of a warrant or option or otherwise or
      (ii) beneficially owns directly or through attribution (as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the outstanding shares of capital stock of the Corporation or who, upon the acquisition of any shares of capital stock of the Corporation, would beneficially own directly or through attribution (as determined under Code Section 382) five percent or more of the value of the outstanding shares of capital stock of the Corporation (each such Person described in (i) or (ii) above being a "Restricted Holder"), shall sell, transfer, or dispose, or purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise (any such sale, transfer, disposition, purchase, acquisition or contract being a "Transfer"), any shares of capital stock of the Corporation or any option, warrant or other right to purchase or acquire capital stock of the corporation (such warrant, option or security being an "Option") or any securities convertible into or exchangeable for capital stock of the Corporation, except as authorized pursuant to this Article ELEVENTH. For purposes of this Article ELEVENTH, "capital stock" shall include the Common Stock, the Class A Preferred Stock and the Preferred Stock of the Corporation and any Option. Notwithstanding the preceding sentence, for purposes of determining whether a Person owns five percent or more of the value of the outstanding shares of capital stock of the Corporation, Options shall be taken into account to the extent taking such Options into account would cause a Person to become a Restricted Holder. Notwithstanding the provisions of this clause (i), nothing herein shall prohibit the acquisition by NPM Capital LLC, a Delaware limited liability company, and its affiliates, including NPO Holdings LLC, a Delaware limited liability company, of 1,000,000 shares of the Corporation's Common Stock pursuant to the terms of that certain Stock Purchase Agreement dated as of March 27, 1996 between the Corporation and NPO Holdings LLC.

                  (ii) The restrictions contained in this Article ELEVENTH are for the purpose of reducing the risk that any change in stock ownership may jeopardize the preservation of the Corporation's federal income tax attributes. In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to Transfer shares of capital stock shall, prior to the date of the proposed Transfer, request in writing (a "Request") that the Board of Directors of the Corporation review the proposed Transfer and authorize or not authorize the proposed Transfer pursuant to subsection C hereof. A Request a shall be mailed or delivered to the President of the Corporation at the Corporation's principal place of business or telecopied to the Corporation's telecopier number at its principal place of business. Such Request shall be deemed to have been delivered when actually received by the Corporation. A Request shall include (a) the name, address and telephone number of the Restricted Holder, (b) a description of the shares of capital stock proposed to be Transferred by or to the Restricted Holder, (c) the date on which the proposed Transfer is expected to take place, (d) the name of the proposed transferor and transferee of the capital stock to be transferred by or to the Restricted Holder, and (e) a Request that the Board of Directors authorize, if appropriate, the Transfer pursuant to subsection C hereof and inform the Restricted Holder of its determination regarding the proposed Transfer. If the Restricted Holder seeks to sell or dispose of shares of capital stock, then, within five business days of receipt by the President of a Request, a meeting of the Board of Directors shall be held to determine whether to authorize the proposed Transfer described in the Request under subsection C hereof. If the Restricted Holder seeks to purchase or acquire shares of capital stock, at the next regularly scheduled meeting of the Board of Directors following the fifth business day after receipt by the President of a Request, the Board of Directors will meet to determine whether to authorize the proposed Transfer described in the Request under subsection C hereof. The Board of Directors shall conclusively determine whether to authorize the proposed Transfer, in its sole discretion and judgment, and shall immediately cause the Restricted Holder making the Request to be informed of such determination.

                  B. Effect of Unauthorized Transfer. Any Transfer attempted to be made in violation of this Article ELEVENTH will be null and void. In the event of an attempted or purported Transfer involving a sale or disposition of capital stock in violation of this Article ELEVENTH the Restricted Holder shall remain the owner of such shares. In the event of an attempted or purported Transfer involving the purchase or acquisition by a Restricted Holder in violation of this Article ELEVENTH, the Corporation shall be deemed to be the exclusive and irrevocable agent for the transferor of such capital stock. The Corporation shall be such agent for the limited purpose of consummating a sale of such shares to a Person who is not a Restricted Holder (an "eligible transferee"), which may include, without limitation, the transferor. The record ownership of the subject shares shall remain in the name of the transferor until the shares have been sold by the Corporation or its assignee, as agent, to an eligible transferee. The Corporation shall be entitled to assign its agency hereunder to any person or entity including, but not limited to, the intended transferee of the shares, for the purpose of effecting a permitted sale of such shares. Neither the Corporation, as agent, nor any assignee of its agency hereunder, shall be deemed to be a stockholder of the Corporation nor be entitled to any rights of a stockholder of the Corporation, including, but not limited to, any right to vote such capital stock or to receive dividends or liquidating distributions in respect thereof, if any, but the Corporation or its assignee shall only have the right to sell and transfer such shares on behalf of and as agent for the transferor to another person or entity; provided, however, that a Transfer to such other person or entity does not violate the provisions of this Article ELEVENTH. The rights to vote and to receive dividends and liquidating distributions with respect to such shares shall remain with the transferor. The intended transferee shall not be entitled to any rights of stockholders of the Corporation, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to such shares. In the event of a permitted sale and transfer, whether by the Corporation or its assignee, as agent, the proceeds to such sale shall be applied first to reimburse the Corporation or its assignee for any expenses incurred by the Corporation acting in its role as the agent for the sale of such shares, second to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the reminder, if any, to the original transferor.

                  C. Authorization of Transfer of Capital Stock by a Restricted Holder. The Board of Directors shall authorize a Transfer by a Restricted Holder or to a Restricted Holder, if, in its sole discretion and judgment, it determines that the Transfer will not jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Code Section
      382. In deciding whether to approve any proposed Transfer of capital stock by or to a Restricted Holder, the Board of Directors may seek the advice of counsel with respect to the Corporation's preservation of its federal income tax attributes pursuant to Code Section 382 and may request all relevant information from the Restricted Holder with respect to all capital stock directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Directors pursuant to this subsection C to Transfer shares of capital stock shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Transfer of capital stock, including, without limitation, the Corporation's costs and expenses incurred in determining whether to authorize that proposed Transfer.

                  D. Legend on Certificates. All certificates for shares of capital stock issued by the Corporation shall conspicuously bear the following legend:

            "Each of the Certificate of Incorporation (the "Certificate") and the By-laws (the "By-laws") of the Corporation contains restrictions prohibiting the sale, transfer, disposition, purchase or acquisition of any capital stock until September 30, 2009, without the authorization of the Board of Directors of the Corporation (the "Board of Directors"), by or to any holder (a) who beneficially owns directly or through attribution (as generally determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the then issued and outstanding shares of capital stock of the Corporation or (b) who, upon the sale, transfer, disposition, purchase or acquisition of any capital stock of the Corporation would beneficially own directly or through attribution (as generally determined under Section 382 of the Code) five percent or more of the value of the then issued and outstanding capital stock of the Corporation, it that sale, transfer, disposition, purchase or acquisition would, in the sole discretion and judgment of the Board of Directors, jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Section 382 of the Code. The Corporation will furnish without charge to the holder of record of this certificate a copy of the Certificate and/or By-laws, containing the above-referenced restrictions on transfer of stock, upon written request to the Corporation at its principal place of business."

            A new Article TWELFTH is hereby added to the Certificate of Incorporation of the Corporation to read as follows:

                  "TWELFTH: Indemnification. Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Corporation to the full extent permitted from time to time by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable statutory or decisional laws as currently or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person or adopt provisions or policies pursuant to the By-laws of the Corporation or otherwise which provide for indemnification greater or different than that provided in this Article TWELFTH. Any amendment or repeal of this Article TWELFTH shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal."

            A new Article THIRTEENTH is hereby added to the Certificate of Incorporation of the Corporation to read as follows:

                  "THIRTEENTH: Limited Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this Article THIRTEENTH shall not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal."

                                                                       Exhibit C

        Text of Proposed Assorted Amendments to the By-Laws of DVL, Inc.

            Articles II, III and VIII of the By-laws of the Corporation are hereby deleted.

            Sections 11.1, 11.2 and 11.3 of the By-laws of the Corporation are hereby deleted.

            Article XII of the By-laws of the Corporation is hereby deleted and replaced in its entirety to read as follows:

                                  "ARTICLE XII

                        Limitation on Transfer of Shares

                  Section 12.1 Limitation on Transfer of Shares. Except as expressly provided below in this ARTICLE XII, shares of capital stock of the Corporation are fully and freely transferable.

                  Section 12.2 Certain Transfers Prohibited.

                  (a) Until September 30, 2009 (the "Restriction Period"), no individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group deemed to be a person under Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (each a "Person"), who (i) purports to purchase or acquire any shares of capital stock of the Corporation from the Corporation by the exercise of a warrant or option or otherwise or
      (ii) beneficially owns directly or through attribution (as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the outstanding shares of capital stock of the Corporation or who, upon the acquisition of any shares of capital stock of the Corporation, would beneficially own directly or through attribution (as determined under Code Section 382) five percent or more of the value of the outstanding shares of capital stock of the Corporation (each such Person described in (i) or (ii) above being a "Restricted Holder"), shall sell, transfer, or dispose, or purchase or acquire in any manner whatsoever, whether voluntarily or involuntarily, by operation of law or otherwise (any such sale, transfer, disposition, purchase, acquisition or contract being a "Transfer"), any shares of capital stock of the Corporation or any option, warrant or other right to purchase or acquire capital stock of the Corporation (such warrant, option or security being an "Option") or any securities convertible into or exchangeable for capital stock of the Corporation, except as authorized pursuant to this ARTICLE XII. For purposes of this
      ARTICLE XII, "capital stock" shall include the Common Stock, the Class A Preferred Stock and the Preferred Stock of the Corporation and any Option. Notwithstanding the preceding sentence, for purposes of determining whether a Person owns five percent or more of the value of the outstanding shares of capital stock of the Corporation, Options shall be taken into account to the extent taking such Options into account would cause a Person to become a Restricted Holder. Notwithstanding the provisions of this clause (a), nothing herein shall prohibit the acquisition by NPM Capital LLC, a Delaware limited liability company, and its affiliates, including NPO Holdings LLC, a Delaware limited liability company, of 1,000,000 shares of the Corporation's Common Stock pursuant to the terms of that certain Stock Purchase Agreement dated as of March 27, 1996 between the Corporation and NPO Holdings LLC.

                  (b) The restrictions contained in this ARTICLE XII are for the purpose of reducing the risk that any change in stock ownership may jeopardize the preservation of the Corporation's federal income tax attributes. In connection therewith, and to provide for the effective policing of these provisions, a Restricted Holder who proposes to Transfer shares of capital stock shall, prior to the date of the proposed Transfer, request in writing (a "Request") that the Board of Directors of the Corporation review the proposed Transfer and authorize or not authorize the proposed Transfer pursuant to Section 12.4 hereof. A Request a shall be mailed or delivered to the President of the Corporation at the Corporation's principal place of business or telecopied to the Corporation's telecopier number at its principal place of business. Such Request shall be deemed to have been delivered when actually received by the Corporation. A Request shall include (a) the name, address and telephone number of the Restricted Holder, (b) a description of the shares of capital stock proposed to be Transferred by or to the Restricted Holder, (c) the date on which the proposed Transfer is expected to take place, (d) the name of the proposed transferor and transferee of the capital stock to be Transferred by or to the Restricted Holder, and (e) a Request that the Board of Directors authorize, if appropriate, the Transfer pursuant to Section 12.4 hereof and inform the Restricted Holder of its determination regarding the proposed Transfer. If the Restricted Holder seeks to sell or dispose of shares of capital stock, then, within five business days of receipt by the President of a Request, a meeting of the Board of Directors shall be held to determine whether to authorize the proposed Transfer described in the Request under Section 12.4 hereof. If the Restricted Holder seeks to purchase or acquire shares of capital stock, at the next regularly scheduled meeting of the Board of Directors following the fifth business day after receipt by the President of a Request, the Board of Directors will meet to determine whether to authorize the proposed Transfer described in the Request under Section
      12.4 hereof. The Board of Directors shall conclusively determine whether to authorize the proposed Transfer, in its sole discretion and judgment, and shall immediately cause the Restricted Holder making the Request to be informed of such determination.

                  Section 12.3 Effect of Unauthorized Transfer. Any Transfer attempted to be made in violation of this ARTICLE XII will be null and void. In the event of an attempted or purported Transfer involving a sale or disposition of capital stock in violation of this ARTICLE XII, the Restricted Holder shall remain the owner of such shares. In the event of an attempted or purported Transfer involving the purchase or acquisition by a Restricted Holder in violation of this ARTICLE XII, the Corporation shall be deemed to be the exclusive and irrevocable agent for the transferor of such capital stock. The Corporation shall be such agent for the limited purpose of consummating a sale of such shares to a Person who is not a Restricted

      Holder (an "eligible transferee"), which may include, without limitation, the transferor. The record ownership of the subject shares shall remain in the name of the transferor until the shares have been sold by the Corporation or its assignee, as agent, to an eligible transferee. The Corporation shall be entitled to assign its agency hereunder to any person or entity including, but not limited to, the intended transferee of the shares, for the purpose of effecting a permitted sale of such shares. Neither the Corporation, as agent, nor any assignee of its agency hereunder, shall be deemed to be a stockholder of the Corporation nor be entitled to any rights of a stockholder of the Corporation, including, but not limited to, any right to vote such capital stock or to receive dividends or liquidating distributions in respect thereof, if any, but the Corporation or its assignee shall only have the right to sell and transfer such shares on behalf of and as agent for the transferor to another person or entity; provided, however, that a Transfer to such other person or entity does not violate the provisions of this ARTICLE XII. The rights to vote and to receive dividends and liquidating distributions with respect to such shares shall remain with the transferor. The intended transferee shall not be entitled to any rights of stockholders of the Corporation, including, but not limited to, the rights to vote or to receive dividends and liquidating distributions with respect to such shares. In the event of a permitted sale and transfer, whether by the Corporation or its assignee, as agent, the proceeds to such sale shall be applied first to reimburse the Corporation or its assignee for any expenses incurred by the Corporation acting in its role as the agent for the sale of such shares, second to the extent of any remaining proceeds, to reimburse the intended transferee for any payments made to the transferor by such intended transferee for such shares, and the reminder, if any, to the original transferor.

                  Section 12.4 Authorization of Transfer of Capital Stock by a Restricted Holder. The Board of Directors shall authorize a Transfer by a Restricted Holder, or to a Restricted Holder, if, in its sole discretion and judgment it determines that the Transfer will not jeopardize the Corporation's preservation of its federal income tax attributes pursuant to Code Section 382. In deciding whether to approve any proposed Transfer of capital stock by or to a Restricted Holder, the Board of Directors may seek the advice of counsel with respect to the Corporation's preservation of its federal income tax attributes pursuant to Code Section 382 and may request all relevant information from the Restricted Holder with respect to all capital stock directly or indirectly owned by such Restricted Holder. Any Person who makes a Request of the Board of Directors pursuant to this Section 12.4 to Transfer shares of capital stock shall reimburse the Corporation, on demand, for all costs and expenses incurred by the Corporation with respect to any proposed Transfer of capital stock, including, without limitation, the Corporation's costs and expenses incurred in determining whether to authorize that proposed Transfer.

                  Section 12.5 Legend on Certificates. All certificates for shares of capital stock issued by the Corporation shall conspicuously bear the following legend:

            "Each of the Certificate of Incorporation (the "Certificate") and the By-laws (the "By-laws") of the Corporation contains restrictions prohibiting the sale, transfer, disposition, purchase or acquisition of any capital stock until September 30, 2009, without the authorization of the Board of Directors of the Corporation (the "Board of Directors"), by or to any holder (a) who beneficially owns directly or through attribution (as generally determined under Section 382 of the Internal Revenue Code of 1986, as amended (the "Code")) five percent or more of the value of the then issued and outstanding shares of capital stock of the Corporation or (b) who, upon the sale, transfer, disposition, purchase or acquisition of any capital stock of the Corporation would beneficially own directly or through attribution (as generally determined under Section 382 of the Code) five percent or more of the value of the then issued and outstanding capital stock of the Corporation, it that sale, transfer, disposition, purchase or acquisition would, in the sole discretion and judgment of the Board of Directors, jeopardize the Corporation's preservation of its federal income tax attributes pursuant to
            Section 382 of the Code. The Corporation will furnish without charge to the holder of record of this certificate a copy of the Certificate and/or By-laws, containing the above-referenced restrictions on transfer of stock, upon written request to the Corporation at its principal place of business."

PROXY

                                    DVL, INC.


          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 1, 2000


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints Alan E. Casnoff and Gary Flicker, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of DVL, Inc. (the "Company") held of record by the undersigned on December 6, 1999 at the Annual Meeting of Stockholders (the "Meeting") to be held at 575 Madison Avenue, 11th Floor, New York, New York 10022, on February 1, 2000, at 10:30 A.M., Local Time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:


1.    The election of three directors nominated by the Board of Directors:

      |_|   FOR all nominees listed below (except as indicated below)

      |_|   WITHHOLD AUTHORITY to vote for the nominees listed below

MYRON ROSENBERG, FREDERICK E. SMITHLINE and ALLEN YUDELL

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' names in the space provided below.)

--------------------------------------------------------------------------------
2. The amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of capital stock of the Company from 40,000,100 to 95,000,100 in order to (a) increase the number of authorized shares of the Company's Common Stock, $.01 par value (the "Common Stock") from 40,000,000 to 90,000,000, and (b) authorize 5,000,000 shares of "blank check" preferred stock, $.01 par value.

      |_| FOR                 |_| AGAINST             |_| ABSTAIN

3. The various amendments to the Company's Certificate of Incorporation to bring it into conformity with contemporary corporate legal practices and to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes.

      |_| FOR                 |_| AGAINST             |_| ABSTAIN

4. The various amendments to the Company's By-laws to bring them into conformity with contemporary corporate legal practices and to help preserve the utilization of the Company's carryforwards of net operating losses for federal income tax purposes.

      |_| FOR                 |_| AGAINST             |_| ABSTAIN

5. The amendment of the Company's 1996 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of the Company's Common Stock available under the Stock Option Plan by an aggregate of 1,000,000 shares.

      |_| FOR                 |_| AGAINST             |_| ABSTAIN

6. The ratification of the selection of Richard A. Eisner & Company, LLP as independent auditors of the Company for the 1999 fiscal year.

      |_| FOR                 |_| AGAINST             |_| ABSTAIN

7. Upon such other business as may properly come before the Meeting or any adjournment thereof.

      This proxy, when properly executed, will be voted as directed. If no direction is indicated, the proxy will be voted (i) FOR the election of the three named individuals as directors, (ii) in favor of proposals 2, 3, 4, 5 & 6 and (iii) in accordance with the judgment of the person or persons voting the proxies on any other matter that may be properly brought before the Meeting.



      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on February 1, 2000 and the Proxy Statement, dated December 8, 1999, prior to the signing of this proxy.


                                    Dated: _________________________________

                                    _______________________________(L.S.)

                                    _______________________________(L.S.)

                                    _______________________________(L.S.)

                                    Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

                                    PLEASE SIGN, DATE AND MAIL THIS PROXY
                                    IMMEDIATELY IN THE ENCLOSED ENVELOPE.